PRESIDENT'S LETTER
--------------------------------------------------------------------------------
SECURITY FUNDS
August 15, 1999

[PICTURE OF JOHN CLELAND]
John Cleland

TO OUR SHAREHOLDERS:

The six months ended June 30, 1999, were characterized by a period of generally rising interest rates. The benchmark thirty-year Treasury bond climbed from a low of 4.72% in early October of 1998 to 5.09% at the end of 1998 and on to a high of 6.16% on June 24 of this year.

INVESTORS WORRY ABOUT INFLATION POTENTIAL

The rise in interest rates was a result of investors' concerns about potential inflationary pressures stemming from continued strength in the U.S. economy. The expectation during this period that the Federal Reserve Bank's policy-setting Federal Open Market Committee (FOMC) would have to raise short-term interest rates to slow economic growth contributed to the negative market psychology. Fears were confirmed when the Committee took action at its meeting on June 30 to raise the Federal Funds interest rate target by 25 basis points.

This rate hike was accompanied by an announcement that the FOMC was at the same time moving from a bias toward raising interest rates to a neutral position on further rate hikes. We believe this action has for the time being improved the psychological climate in the fixed income markets. Absent further action by the FOMC or an unexpected exogenous shock to the financial system, we believe the markets have settled in a range of 5.50% and 6% for the thirty-year Treasury bond for the remainder of the year.

THE INCREASE IN TREASURY BOND RATES AFFECTS OTHER FIXED INCOME SECTORS

Since interest rates on other sectors of the fixed income markets, including Federal agency securities and corporate bonds, trade at a spread above Treasury securities of similar maturities, all of our fixed income portfolios have reflected similar experiences in price movements of their holdings. On the following pages the portfolio manager for each of our fixed income funds discusses the results of his particular fund and his approach to management of the portfolio during this period of rising interest rates.

We expect that volatility will continue to play a major role in fixed income performance as rapidly changing global economic, political, and monetary factors affect investor psychology. We remind our shareholders that a long-term investment horizon helps even out the effects of security price swings generated by changing day-to-day economic conditions.

As always, we appreciate your continuing investments in the Security Funds. We invite your comments and questions at any time.

Sincerely,


/s/JOHN CLELAND
John Cleland, President

The Security Funds

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MANAGER'S COMMENTARY
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SECURITY FUNDS
August 15, 1999


[PICTURE OF STEVEN M. BOWSER]
Steven M. Bowser,
Portfolio Manager


CORPORATE BOND SERIES

The first six months of 1999 have been difficult for fixed income investors. The Corporate Bond Series of Security Income Fund returned -2.97% over the period, underperforming its Lipper peer group average return of -2.43%.(1) The benchmark Lehman Brothers Corporate Bond Index lost 2.26% in the same time period.

FEBRUARY THE WORST MONTH

February of 1999 was the worst single month for the bond markets since 1990. The bellwether thirty-year Treasury bond fell 7.2% in that month alone. The continuing strength in the U.S. economy, combined with signs of recovery in the global economies and higher prices in commodities such as oil, copper, and aluminum, kept bond investors speculating that the Federal Reserve's policy-making Open Market Committee would be forced to raise interest rates. Investors believed such a rate hike would be necessary to keep inflation from reemerging.

Other sectors of the fixed income markets have suffered along with Treasury issues, but to a lesser extent. While the thirty-year Treasury bond fell 10.5% over the six months, the Lehman Brothers Corporate Bond Index as noted above only dropped 2.26% and the corresponding Federal agency index lost 1.29%.

MORTGAGE-BACKED BONDS AND HIGH YIELD ISSUES HAVE DONE WELL DESPITE RISING RATES

Our mortgage-backed securities, primarily issued by home-lending agencies Fannie Mae and Freddie Mac, have served us well in this negative interest rate environment. Rising rates generally favor these securities, as homeowners are less likely to refinance their mortgages (and thus cause these securities to be prematurely repaid) if rates are going up.

Our high yield bonds have also helped minimize the negative market impact on overall portfolio return. Telecommunications issues such as Century Communications Corporation and Comcast Corporation have gained because of the potential for mergers and acquisitions in the sector as a whole. Gaming issues such as MGM Grand, Inc. and Mirage Resorts, Inc. have been the exception, still suffering from weaker revenues as a result of global economic crises, which keep players away from the tables.

HEAVY SUPPLY ALSO HURTS PRICES

An abundance of new bond issues coming to market has swelled supply, which also keeps prices from rising. Ford Motor Company's record-setting $8.6 billion issue, as well as mega-sized deals from AT&T Corporation and MCI WorldCom, Inc. have joined others in taking advantage of historically low corporate bond yields. Although these issues have been well received, they nonetheless put supply pressure on the markets.

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August 15, 1999

WHAT'S AHEAD FOR BONDS

Although the Federal Reserve's Open Market Committee raised its short-term interest rate target by twenty-five basis points at the June 30 meeting, the fear of still-higher rates has not left bond investors. Chairman Alan Greenspan has stated his wishes for economic growth to slow to about 3%, which hasn't happened yet. We expect volatility to stay in the fixed income markets through the summer, although we believe interest rates won't move far in either direction from their current levels for the next few months.

We plan to make use of instruments such as mortgage-backed securities, Federal agency issues, and corporate bonds which trade at a spread over Treasury bond rates to attempt to stabilize portfolio performance. We will continue to monitor economic conditions and adjust portfolio duration as necessary if the environment changes.


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.



                              CORPORATE BOND SERIES
                                     6/30/99

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                             Credit Quality Rating

                      AAA    AA      A     BBB    BB     B
                     -----  -----  -----  -----  -----  ----
                     24.0%  13.8%  30.1%  13.9%  15.2%  3.0%


                              CORPORATE BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1999


                CLASS A SHARES           CLASS B SHARES
                1 Year       -3.97%      1 Year           -4.86%
                5 Years       5.13%      5 Years           5.05%
                10 Years      6.36%      Since Inception   2.53%
                                         (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal amount value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                       3
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MANAGER'S COMMENTARY
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SECURITY FUNDS
August 15, 1999


[PICTURE OF STEVEN M. BOWSER]
Steven M. Bowser,
Portfolio Manager

U.S. GOVERNMENT SERIES

The first six months of 1999 have been difficult for fixed income investors, and especially so for those who invest in U.S. government securities. The U.S. Government Series of Security Income Fund fell 3.16% during the first half, compared with a 2.67% decline in the average of its Lipper peer group of funds.(1) The benchmark Lehman Brothers U.S. Government Bond Index lost 2.27% during the period, led by a 10.5% fall in the value of the thirty-year Treasury bond.

THE PROBLEMS IN THE TEN-YEAR MATURITY SECTOR

Our maturity structure in the U.S. Government Series was predominantly in the ten-year maturity range. This particular area of the yield curve was hurt during the six months by the issuance of multibillion dollar Federal agency benchmark issues. Additionally, the supply of new issues with ten-year maturities has been unusually large, which also had a dampening effect on prices.

MORTGAGE-BACKED BONDS PERFORMED WELL

About 30% of the portfolio is invested in mortgage-backed securities issued by the Federal home mortgage lending agency Government National Mortgage Association (GNMA). These securities perform well in periods of rising interest rates, because mortgageholders tend not to refinance their mortgages if rates are going up. This reduces prepayments on mortgage-backed bonds, making them more attractive to investors. Additionally, the yields on these issues are higher than those of comparable-maturity Treasury securities, giving total return an extra boost.

PORTFOLIO COMPOSITION DURING THE PERIOD

The composition of portfolio assets has remained fairly consistent throughout the first half of 1999. In addition to the 30% invested in mortgage-backed bonds, we have kept approximately 50% in other Federal agency securities and the remaining 20% in Treasury issues. We plan to keep the balance close to these percentages, with primary adjustments in the portfolio being made when necessary in the maturity structure rather than in the asset mix.

OUTLOOK FOR THE MONTHS AHEAD

The U.S. Treasury market is especially vulnerable to interest rate activity undertaken by the Federal Reserve Bank's policy-making arm, the Federal Open Market Committee. At its June 30 meeting the Committee elected to raise its short-term interest rate target by 25 basis points in an effort to forestall any uptick in inflation. Still this rate hike did not calm the fears of fixed income investors, many of whom believe this is only the first of a series of rate increases.

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SECURITY FUNDS
August 15, 1999


Although we expect volatility to continue in the fixed income markets, we believe interest rates will not move far in either direction from their current levels. The Federal Reserve has over the past years exhibited its skills in keeping inflation from escalating beyond reason. We expect steps they take in coming months to have the desired effect, keeping inflation and interest rates within reasonable bounds.


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Although the securities purchased by the U.S. Government Series are guaranteed as to the timely payment of principal and interest by the U.S. Government, its agencies or instrumentalities, the shares of the series itself are not so guaranteed.

                              U.S. GOVERNMENT SERIES
                                     6/30/99

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                               Sectors Represented

                                       MORTGAGE     CASH &
               TREASURIES   AGENCIES    BACKED    EQUIVALENTS
               ----------   --------   --------   -----------
                  20.5%       46.1%      29.3%        4.1%


                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1999

                CLASS A SHARES           CLASS B SHARES
                1 Year       -3.23%      1 Year           -4.23%
                5 Years       6.19%      5 Year            5.85%
                10 Years      6.88%      Since Inception   3.69%
                                         (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                       5
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MANAGER'S COMMENTARY
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SECURITY FUNDS
August 15, 1999


[PICTURE OF STEVEN M. BOWSER]
Steven M. Bowser,
Portfolio Manager


LIMITED MATURITY BOND SERIES

The Limited Maturity Series of Security Income Fund struggled, along with the ailing bond markets, in the first six months of 1999. The Series returned -1.70%, close to the -1.60% average return of its Lipper peer group, but below the -0.81% posted by the benchmark Lehman Brothers Intermediate Corporate Bond Index.(1)

A DIFFICULT SIX MONTHS FOR FIXED INCOME

Fixed income instruments across the maturity spectrum suffered as a strong economy brought about fears of pending inflation and rising interest rates. The Federal Reserve Bank's policy-making arm, the Federal Open Market Committee, elected to raise its short-term interest rate target by 25 basis points at its June 30 meeting in a move to prevent a return of inflation.

MORTGAGE-BACKED SECURITIES AND HIGH YIELD BONDS BETTER PERFORMERS

The mortgage-backed securities portion of the portfolio, making up about 11% of the total, has been a stabilizing factor in this period of rising interest rates. These bonds, primarily issued by home-lending agencies Fannie Mae and Freddie Mac, generally outperform in a rising rate environment because homeowners are less likely to refinance their mortgages (and thus cause these securities to be prematurely repaid) if rates are going up.

Our high yield bonds, about 20% of total portfolio assets, have also outperformed other asset classes. The Lehman Brothers BB-Rated Corporate Bond Index rose 0.40% over the six months, unlike higher quality corporate and government bonds which lost value. Telecommunications issues in the high yield universe have done quite well because of the merger and acquisition activity in the sector. Two of our positions were affected by this activity: Comcast Cellular Holdings, Inc. was acquired by SBC Communications, Inc., and Centennial Cellular Corporation was purchased by Welsh, Carson, Anderson & Stowe during the period.

OUTLOOK FOR THE COMING SIX MONTHS

We expect volatility to continue to be present in the fixed income markets, although we do not expect interest rates to move far in either direction from their present levels. Despite the Federal Open Market Committee's actions to raise interest rates at its June 30 meeting, we believe investors still fear further interest rate hikes. The Limited Maturity Bond Series has a shorter average duration than other portfolios in the Series, a characteristic which may help keep its price fluctuations smaller in periods of interest rate swings.

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SECURITY FUNDS
August 15, 1999

We will continue to make use of fixed income instruments such as mortgage-backed securities and high yield bonds when we believe they will add value to the portfolio. As always, we will watch economic conditions closely and make portfolio adjustments as necessary to accommodate any changes.


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.


                            LIMITED MATURITY SERIES
                                     6/30/99

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                             Credit Quality Rating

                      AAA    AA      A     BBB    BB     B
                     -----  -----  -----  -----  -----  ----
                     14.8%  12.8%  34.4%  15.7%  18.5%  3.8%


                          LIMITED MATURITY BOND SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF JUNE 30, 1999


                CLASS A SHARES           CLASS B SHARES
                1 Year           -2.64%  1 Year            -4.15%
                Since Inception   5.43%  Since Inception    5.10%
                (1-17-95)                (1-17-95)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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SECURITY FUNDS
August 15, 1999


[PICTURE OF DAVID ESHNAUR]
David Eshnaur,
Portfolio Manager


HIGH YIELD SERIES

The first half of 1999 proved difficult for the fixed income markets. High yield securities were the best performers in the bond universe, generating positive returns in a period when most fixed income sectors lost ground. The High Yield Series of Security Income Fund returned 0.66% over the six months, lagging its Lipper peer group average of 3.57% but outperforming the benchmark Lehman Brothers BB Bond Index return of 0.40%.(1)

POSITIVE PERFORMANCE FROM SEVERAL SECTORS

We experienced strong performance from a number of our bonds in the cable, gaming, financial sectors of the market, and from our REIT common stock positions. The cable industry is going through a period of consolidation, when companies such as AT&T Corporation and Charter Communications are buying others in order to expand their businesses and improve their profit margins. The speculation surrounding which companies might be candidates for takeovers tends to boost prices of many securities in the industry. Issues in our portfolio which benefited from this upward price movement include Rogers Communications, Inc., Cablevision Systems Corporation, and Diamond Holdings PLC.

The telecommunications industry is also undergoing consolidation, and is seeing usage rising as cellular telephone popularity rises and as households and businesses add additional lines for computer use. We have experienced favorable price changes in our holdings of bonds issued by RCN Corporation, Pacific West Telecommunications, Inc., MJD Communications, Inc., and Mexican telecommunications company Satelites Mexicanos SA.

FINANCIALS AND REAL ESTATE INVESTMENT TRUSTS GAINED ON HIGHER RATES

The Real Estate Investment Trust (REIT) sector was one of 1998's poorest performers when interest rates fell sharply. Dividend yields on these common stocks were pushed up close to the 7% level as prices weakened, creating an attractive buying opportunity. The REITs we hold in the portfolio are primarily involved with business properties and have gained not only from rising interest rates, which help cash flows, but from a slowdown in new industrial construction activity in recent months.

Financial holdings have performed well also as higher interest rates boost their income streams. Our bonds issued by California Federal Bank and CB Richard Ellis Services, Inc., a real estate services and mortgage banking provider, were beneficiaries of this favorable climate.

NEGATIVES INCLUDE SECTORS WE DIDN'T OWN

Commodity-based companies were strong performers in the first half. Unfortunately, we were underweighted in industries such as chemical and paper companies, which showed improvement in the second quarter of 1999 as global economies began to improve. We also saw returns lower than some of our peers because we maintain a primary emphasis on higher-quality BB and B rated high yield bonds. During the past six months the lower quality issues in the CC and CCC rating categories have experienced more price appreciation.

The total return of the portfolio was also hurt by nonpayment of coupon interest on a bond issued by oil exploration and production company Coho Energy, Inc. We continue to hold the bond because our analysis shows that since oil prices have nearly doubled in recent months the assets of the company are more than sufficient to repay debts.

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August 15, 1999

A POSITIVE OUTLOOK FOR THE SECOND HALF

Our outlook remains positive for the high yield bond markets. Many companies which issue high yield debt are reporting better than expected earnings results. We believe interest rates will trade in a narrow range close to current levels in the coming months, and in that sort of rate environment fixed income investors often look to the high yield markets to find additional yield.


David Eshnaur
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.


                                HIGH YIELD SERIES
                                     6/30/99

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                             Credit Quality Rating

                       A     BBB    BB      B      C     NR
                     -----  -----  -----  -----  -----  ----
                      1.4%  10.2%  40.0%  43.1%   0.8%  4.5%


                                HIGH YIELD SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF JUNE 30, 1999


                CLASS A SHARES           CLASS B SHARES
                1 Year           -3.35%  1 Year            -4.35%
                Since Inception   6.23%  Since Inception    6.20%
                (8-15-96)                (8-15-96)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                       9
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MANAGER'S COMMENTARY
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SECURITY FUNDS
August 15, 1999


[PICTURE OF ROBERT AMODEO],
Picture Of Robert Amodeo,
Portfolio Manager

SECURITY MUNICIPAL BOND FUND


Investors in the fixed income markets had a difficult first half of 1999. A strong U.S. economy reawakened fears of returning inflation, driving bond prices down and yields up. The Security Municipal Bond Fund returned -2.26% over the six-month period, lagging the Lipper peer group average of -1.82%.(1) The benchmark Lehman Brothers Municipal Bond Index fell 0.90% over the six months.

FIXED INCOME INVESTORS ARE CAUTIOUS

Caution prevailed among fixed income investors at the beginning of the year. Those reservations proved well founded by mid-January, when Brazil devalued its currency. Financial markets reacted to this event with indifference, however, and the episode seemed to mark a bottom in investor sentiment. The "insurance" value of U.S. Treasury securities became less attractive to fixed income participants, and interest rates rose sharply in February as they sought better yields in other markets.

Stronger than expected U.S. economic data added further weakness to domestic fixed income markets. This data strengthened obstinate worries about the prospect for higher inflation. The Federal Reserve tempered some of those concerns when it increased its short-term lending rate target by 25 basis points to 5% at the conclusion of its mid-year Federal Open Market Committee meeting.

MUNICIPAL BONDS FARED BETTER THAN OTHER FIXED INCOME SECTORS

Municipal bond performance, although negative during the first six months of the year, outpaced most taxable fixed income asset classes. Positive fundamentals, decreased supply and generous municipal yields compared to U.S. Treasuries on an after-tax basis influenced the municipal market favorably. State and local governments issued approximately $115 billion of debt during the first six months of 1999, about 23% less than in the same period last year. Burgeoning tax receipts are helping improve the standing of many municipal authorities. Evidence for this improvement is seen in the soaring number of rating upgrades for municipal authorities from both Moody's and Standard & Poor's rating agencies.

COMPOSITION OF THE PORTFOLIO

At June 30, 1999, the portfolio consisted of twenty six issues spread across sixteen different states. The average maturity was 12.6 years, with an average duration of 7.4 years. The average credit quality of the bonds in the portfolio remains a strong AA. The bonds are well diversified by industry, with the greatest weightings in education, transportation and utilities.

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August 15, 1999


LOOKING TO THE REMAINDER OF 1999

We believe the U.S. economy will remain steady for the balance of the year as low unemployment and high consumer confidence should support demand for goods. Additionally, the Federal Reserve has engineered a good balance of strong economic growth, low inflation and favorable interest rates. A slower pace of municipal issuance with steady demand augurs well for municipal performance during the second half of the year.


Robert Amodeo
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                              MUNICIPAL BOND FUND
                                     6/30/99

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                             Credit Quality Rating

                             AAA    AA      A     BBB
                            -----  -----  -----  -----
                            64.7%  32.0%   0.5%   2.8%


                              MUNICIPAL BOND FUND
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF JUNE 30, 1999


                CLASS A SHARES           CLASS B SHARES
                1 Year           -3.18%  1 Year            -4.31%
                5 Years           4.43%  5 Years            3.92%
                10 Years          6.54%  Since Inception    2.35%
                                         (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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SECURITY FUNDS
August 15, 1999


SECURITY CASH FUND
Money market funds enjoyed the benefits of higher interest rates in the first half of 1999, unlike most sectors of the fixed income markets. Security Cash Fund gained 2.04% over the six-month period, slightly lagging the 2.09% average return of its Lipper peer group.(1)

THE SPECTER OF HIGHER INTEREST RATES

The Federal Reserve Board's policy-making arm, the Federal Open Market Committee
(FOMC), elected to raise its short-term interest rate target twenty-five basis points at its June 30 meeting. Fixed income and money market investors had been expecting the increase for some time, however, and rates in short term securities arenas such as the commercial paper markets had been rising for some time in anticipation of the actual event.

After the rate adjustment by the FOMC, most major banks raised their prime lending rates. This was followed immediately by a jump in rates on our holdings such as those issued by the Small Business Administration which bear floating interest rates based on the prime rate. Since the move was at the very end of the first half of the year, the benefits of these increases will now be realized in the months ahead.

INCREASING DIVERSIFICATION TO ADD YIELD

The portfolio holdings currently consist of nearly 26% in federal agency discount securities, 8.5% in funding agreements, and over 6% in SBA issues. Commercial paper still makes up the greatest portion of assets at 55%, but has been reduced from prior months' size in order to gain the higher yields the other sectors offer. U.S. government issues make up just under 8% of assets. All commercial paper and funding agreements bear the highest ratings issued by major rating agencies.

The average maturity of portfolio holdings, at 65 days, is slightly longer than the peer group average of 57 days. As interest rates began to rise in the early months of 1999, rates on longer maturities-those in the six to nine month range-were generally the most attractive. Over time, as shorter rates catch up with the longer ones, the maturity structure will shorten correspondingly.

THE POSSIBILITY OF MORE RATE INCREASES AHEAD

Federal Reserve Chairman Alan Greenspan has indicated his preference for economic growth to be in the 3% range, rather than the 4%-plus levels of the past several quarters. If he and the Federal Open Market Committee believe growth is continuing at levels that will prompt a return of inflation, they could increase rates again in coming months. Although most sectors of the fixed income markets would respond negatively to such a move, money market funds would continue to benefit. We will watch market changes carefully, and adjust portfolio holdings accordingly.


Fixed Income Team

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                              SECURITY INCOME FUND
                              CORPORATE BOND SERIES

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER            MARKET
CORPORATE BONDS                                       OF SHARES          VALUE
--------------------------------------------------------------------------------
AIRLINES - 4.2%
Southwest Airlines Company,
     7.875% - 2007                                    $1,075,000      $1,135,469
United Air Lines,
     11.21% - 2014                                      $950,000       1,192,250
                                                                      ----------
                                                                       2,327,719
AUTOMOTIVE - 2.7%
Federal-Mogul Corporation,
     7.875% - 2010                                      $250,000         234,375
General Motors Corporation,
     7.70% - 2016                                     $1,000,000       1,031,250
Mark IV Industries, Inc.,
     7.75% - 2006                                       $250,000         239,375
                                                                      ----------
                                                                       1,505,000
BANKING - 1.8%
Washington Mutual Capital I,
     8.375% - 2027(1)                                 $1,000,000       1,003,750
BASIC INDUSTRY - OTHER - 1.3%
Pioneer Hi Bred International, Inc.,
     5.75% - 2009                                       $800,000         745,000
BEVERAGE - 2.1%
Anheuser-Busch Companies, Inc.,
     7.10% - 2007                                     $1,150,000       1,162,937
BROKERAGE - 2.2%
SI Financing Trust, Inc.,
     9.50% - 2026(1)                                      48,910       1,280,831
BUILDING MATERIALS - 3.3%
LaFarge Corporation,
     6.375% - 2005                                      $600,000         579,000
Martin Marietta Material,
     5.875% - 2008                                      $850,000         786,250
Vulcan Materials Company,
     5.75% - 2004                                       $500,000         488,125
                                                                      ----------
                                                                       1,853,375
CONSTRUCTION MACHINERY - 0.9%
AGCO Corporation,
     8.50% - 2006                                       $250,000         235,625
Titan Wheel International, Inc.,
     8.75% - 2007                                       $250,000         239,062
                                                                      ----------
                                                                         474,687
ENTERTAINMENT - 1.7%
Paramount Communications,
     7.50% - 2023                                     $1,000,000         935,000

FINANCIAL COMPANIES - 10.1%
American RE Capital,
     8.50% - 2025(1)                                      23,000      $  585,063
Associates Corporation, N.A.,
     7.55% - 2006                                       $875,000         907,812
CB Richard Ellis Service,
     8.875% - 2006                                      $250,000         248,750
Countrywide Capital, Inc.,
     8.00% - 2026(1)                                  $1,000,000         956,250
General Electric Capital Corporation,
     8.625% - 2008                                      $950,000       1,067,563
Merrill Lynch & Company, Inc.,
     7.375% - 2006                                      $100,000         103,000
Morgan Stanley Dean Witter Discover
     & Company, 6.875% - 2007                         $1,050,000       1,046,062
PNC Funding Corporation,
     7.75% - 2004                                       $700,000         725,375
                                                                       ---------
                                                                       5,639,875
FOOD - 2.5%
Archer-Daniels-Midland Company,
     8.875% - 2011                                    $1,000,000       1,152,500
Chiquita Brands International, Inc.,
     10.25% - 2006                                      $250,000         253,750
                                                                       ---------
                                                                       1,406,250
GAMING - 2.9%
Boyd Gaming Corporation,
     9.25% - 2003                                       $250,000         254,375
MGM Grand, Inc.,
     6.95% - 2005                                       $600,000         558,750
Mirage Resorts, Inc.,
     6.625% - 2005                                      $600,000         570,750
Park Place Entertainment,
     7.875% - 2005                                      $250,000         237,500
                                                                       ---------
                                                                       1,621,375
HEALTHCARE - 0.2%
Rural/Metro Corporation,
     7.875% - 2008                                      $125,000         113,125
HOME CONSTRUCTION - 0.9%
D.R. Horton, Inc.,
     8.375% - 2004                                       $50,000          49,750
MDC Holdings,
     8.375% - 2008                                      $125,000         121,250
Oakwood Homes Corporation,
     8.125% - 2009                                      $250,000         239,688
Toll Corporation, 7.75% - 2007                           $75,000          71,812
                                                                       ---------
                                                                         482,500
INDEPENDENT ENERGY - 1.2%
Seagull Energy Corporation,
     8.625% - 2005                                      $700,000         690,375

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                              SECURITY INCOME FUND
                        CORPORATE BOND SERIES (continued)



                                                       PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
INSURANCE - LIFE - 2.1%
Chubb Corporation,
     6.15% - 2005                                       $100,000      $   96,625
Hartford Life, Inc.,
     7.10% - 2007                                        950,000         955,937
Transamerica Capital II,
     7.65% - 2026                                        100,000          98,750
                                                                       ---------
                                                                       1,151,312
LODGING - 0.9%
HMH Properties,
     7.875% - 2008                                       250,000         229,375
Prime Hospitality Corporation,
     9.25% - 2006                                        250,000         251,875
                                                                       ---------
                                                                         481,250
MEDIA - CABLE - 3.1%
Century Communications
     Corporation, 8.375% - 2007                          250,000         244,375
Comcast Corporation,
     9.125% - 2006                                       100,000         106,875
Jones Intercable, Inc.,
     7.625% - 2008                                       250,000         259,375
Lenfest Communications, Inc.,
     10.50% - 2006                                       250,000         286,875
Rogers Cablesystems, Ltd.,
     9.625% - 2002                                       500,000         528,750
Rogers Communications, Inc.,
     9.125% - 2006                                       250,000         254,375
Time Warner Entertainment,
     10.15% - 2012                                        60,000          73,950
                                                                       ---------
                                                                       1,754,575
MEDIA - NON-CABLE - 1.1%
Big Flower Press Holdings, Inc.,
     8.875% - 2007                                       250,000         236,875
K-III Communications Corporation,
     10.25% - 2004                                       300,000         300,750
News American Holdings,
     8.625% - 2003                                        75,000          78,750
                                                                      ----------
                                                                         616,375
OIL FIELD SERVICES - 1.9%
Transocean Offshore, Inc.,
     8.00% - 2027                                      1,000,000       1,045,000
RETAILERS - 3.3%
Lowe's Companies, Inc.,
     6.70% - 2007                                        850,000         844,688
Mattel, Inc.,
     6.125% - 2005                                       300,000         289,125
Tandy Corporation,
     6.95% - 2007                                        450,000         448,312
Zale Corporation,
     8.50% - 2007                                        250,000         255,313
                                                                      ----------
                                                                       1,837,438

SERVICES - 0.6%
Loewen Group International, Inc.,
        8.25% - 2003*                                   $550,000      $  350,625
TECHNOLOGY - 0.9%
Dell Computer Corporation,
     6.55% - 2008                                        500,000         485,000
TELECOMMUNICATIONS - 5.4%
AT&T Corporation,
     7.00% - 2005                                        100,000         100,875
Cable & Wireless Communication,
     PLC, 6.75% - 2008                                   250,000         240,938
Comcast Cellular Holdings, Inc.,
     9.50% - 2007                                         75,000          84,281
GTE Corporation,
     7.51% - 2009                                      1,000,000       1,037,500
Mastec, Inc.,
     7.75% - 2008                                        250,000         244,687
MCI WorldCom, Inc.,
     6.40% - 2005                                        600,000         585,750
New Jersey Bell Telephone,
     6.625% - 2008                                        50,000          49,062
SBC Communications Capital
     Corporation, 6.625% - 2007                          675,000         669,094
                                                                      ----------
                                                                       3,012,187
TRANSPORTATION - OTHER - 0.4%
Allied Holdings, Inc.,
     8.625% - 2007                                       250,000         243,438
UTILITIES - ELECTRIC - 0.9%
AES Corporation,
     10.25% - 2006                                       500,000         511,250
UTILITIES - NATURAL GAS - 1.9%
MCN Investment Corporation,
     6.32% - 2003                                         75,000          73,969
National Fuel Gas Company,
     6.303% - 2008                                     1,000,000         965,000
                                                                      ----------
                                                                       1,038,969
YANKEE - CANADIAN - 1.9%
Quebecor Printing Capital,
     7.25% - 2007                                      1,100,000       1,076,625

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                              SECURITY INCOME FUND
                        CORPORATE BOND SERIES (continued)


                                                       PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
YANKEE - CORPORATE - 9.4%
Abbey National PLC,
     6.69% - 2005                                     $1,150,000     $ 1,134,187
ABN AMRO Bank NV,
     7.55% - 2006                                      1,000,000       1,021,250
BCH Cayman Islands, Ltd.,
     7.70% - 2006                                      1,000,000       1,016,250
Panamerican Beverages, Inc.,
     8.125% - 2003                                     1,200,000       1,162,500
Santander Financial Issuances, Ltd.,
     7.00% - 2006                                        900,000         892,125
                                                                      ----------
                                                                       5,226,312
                                                                      ----------
Total corporate bonds - 71.8%                                         40,072,155

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 3.7%
Federal Home Loan Mortgage Corporation,
  FHR #1311 J, 7.50% - 2021 CMO                        1,050,000       1,048,708
  FHR #1930 AB, 7.50% - 2023 CMO                         352,998         358,480
Federal National Mortgage Association,
  FNR #1990-108 G,
    7.00% - 2020 CMO                                     646,268         640,265
                                                                      ----------
                                                                       2,047,453
U.S. GOVERNMENT SECURITIES - 6.3%
Government National Mortgage Association,
  GNMA #313107,
    7.00% - 2022                                         798,602         793,618
  GNMA #352022,
    7.00%  - 2023                                        732,690         726,030
  GNMA #369303,
    7.00% - 2023                                         687,709         682,077
  GNMA #462680,
    7.00% - 2028                                         907,480         896,563
  GNMA II #2445,
    8.00% - 2027                                         295,738         301,558
  GNR 1997-10 B,
    7.50% - 2019 CMO                                     146,884         147,416
                                                                      ----------
                                                                       3,547,262
NON-AGENCY SECURITIES - 4.0%
Chase Capital Mortgage Securities
  Company, 1997-1B,
    7.37% - 2007 CMO                                   1,500,000       1,553,205
Chase Capital Mortgage Securities
  Company, 1998-1B,
    6.56% - 2008 CMO                                     700,000         691,789
                                                                      ----------
                                                                       2,244,994
                                                                      ----------
Total mortgage backed securities -14.0%                                7,839,709


                                                       PRINCIPAL         MARKET
GOVERNMENT SECURITIES                                    AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 11.4%
U.S. Treasury Bond,
     6.625% - 2027                                    $1,000,000      $1,055,130
U.S. Treasury Notes
     5.75% - 2003                                      3,000,000       2,995,650
     6.50% - 2005                                      1,000,000       1,028,190
U.S. Department of Housing &
  Urban Development,
     6.93% - 2013                                      1,290,000       1,286,024
                                                                      ----------
Total government securities - 11.4%                                    6,364,994
                                                                     -----------
Total investments - 97.2%                                             54,276,858
Cash and other assets,
   less liabilities - 2.8%                                             1,553,004
                                                                     -----------
Total net assets - 100.0%                                            $55,829,862
                                                                     ===========

                              SECURITY INCOME FUND
                             U.S. GOVERNMENT SERIES

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
FEDERAL HOME LOAN BANKS - 2.5%
        5.19% - 2003                                    $500,000       $ 482,955
FEDERAL HOME LOAN MORTGAGE CORPORATION - 10.6%
        5.50% - 2002                                   1,000,000         989,750
        5.125% - 2008                                  1,000,000         910,340
        8.29% - 2015                                     150,000         174,715
                                                                     -----------
                                                                       2,074,805
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.9%
        5.45% - 2003                                   1,000,000         975,750
        7.40% - 2004                                     600,000         632,916
        7.49% - 2005                                     285,000         300,367
        7.65% - 2005                                     250,000         265,408
        7.875% - 2005                                    500,000         536,140
        6.00% - 2008                                     750,000         729,855
        6.16% - 2028                                     500,000         466,785
                                                                     -----------
                                                                       3,907,221
FINANCING CORPORATION - 3.4%
        9.65% - 2018                                     500,000         661,250

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                              SECURITY INCOME FUND
                       U.S. GOVERNMENT SERIES (continued)



U.S. GOVERNMENT & GOVERNMENT                           PRINCIPAL         MARKET
AGENCY SECURITIES (CONTINUED)                           AMOUNT          VALUE
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 29.3%
        GNMA #328618, 7.00% - 2022                      $215,791     $   213,874
        GNMA II #1260, 7.00% - 2023                      164,596         162,623
        GNMA #347017, 7.00% - 2024                       400,191         396,269
        GNMA #371006, 7.00% - 2024                       220,505         218,525
        GNMA #371012, 7.00% - 2024                       410,626         406,656
        GNMA II #1849,  8.50% - 2024                     193,981         202,284
        GNMA #411643, 7.75% - 2025                       291,139         296,190
        GNMA #780454, 7.00% - 2026                       738,135         729,138
        GNMA #2320,     7.00% - 2026                     349,826         345,016
        GNMA II #2270,  8.00% - 2026                     311,264         317,010
        GNMA II #9365,  8.25% - 2026                     201,139         208,504
        GNMA #2689,     6.50% - 2028                     392,089         375,915
        GNMA #464356, 6.50% - 2028                       765,054         736,487
        GNMA #462680, 7.00% - 2028                        90,748          89,656
        GNMA #2616,     7.00% - 2028                     503,879         495,943
        GNMA #365608, 7.50% - 2034                       516,509         543,084
                                                                       ---------
                                                                       5,737,174
Private Export Funding Corporation - 2.3%
        6.31% - 2004                                     100,000         100,500
        7.01% - 2004                                     350,000         363,563
                                                                       ---------
                                                                         464,063
Student Loan Marketing
Association - 2.4%
        9.25% - 2004                                     420,000         474,298
Tennessee Valley Authority - 5.0%
        6.00% - 2013                                     500,000         505,625
        6.75% - 2025                                     500,000         472,500
                                                                      ----------
                                                                         978,125
U.S. TREASURY NOTES - 14.8%
        5.50% - 2003                                     650,000         643,220
        5.875% - 2004                                  1,000,000       1,003,090
        6.50% - 2006                                     100,000         103,199
        5.625% - 2008                                    500,000         489,575
        8.75% - 2008                                     600,000         662,670
                                                                      ----------
                                                                       2,901,754
U.S. TREASURY BONDS - 5.7%
        6.00% - 2026                                   1,150,000       1,120,836
                                                                      ----------
Total investments - 95.9%                                             18,802,481
Cash and other assets,
less liabilities - 4.1%                                                  797,247
                                                                      ----------
Total net assets - 100.0%                                            $19,599,728
                                                                      ==========

                              SECURITY INCOME FUND
                          LIMITED MATURITY BOND SERIES

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER            MARKET
CORPORATE BONDS                                       OF SHARES          VALUE
--------------------------------------------------------------------------------
AIRLINES - 2.9%
Southwest Airlines Company,
     7.875% - 2007                                      $100,000        $105,625
United Air Lines,
     11.21% - 2014                                       $75,000          94,125
                                                                       ---------
                                                                         199,750
AUTOMOTIVE - 2.2%
Federal-Mogul Corporation,
     7.875% - 2010                                       $25,000          23,437
General Motors Corporation,
     7.70% - 2016                                       $100,000         103,125
Mark IV Industries, Inc.,
     7.505% - 2007                                       $25,000          23,063
                                                                        --------
                                                                         149,625
BANKING - 3.7%
BF Saul REIT,
     9.75% - 2008                                        $13,000          12,334
Bank of New York, Inc.,
     6.50% - 2003                                       $100,000          99,250
First Union Corporation,
     8.125% - 2002                                      $110,000         114,675
Golden State Holdings,
     7.125% - 2005                                       $25,000          24,125
                                                                        --------
                                                                         250,384
BASIC INDUSTRY - OTHER - 1.7%
Pioneer Hi Bred International, Inc.,
     5.75% - 2009                                       $125,000         116,406
BEVERAGE - 2.8%
Anheuser-Busch Companies, Inc.,
     7.10% - 2007                                       $100,000         101,125
Pepsi Bottling Holdings, Inc.,
     5.625% - 2009                                      $100,000          91,375
                                                                        --------
                                                                         192,500
BROKERAGE - 1.8%
SI Financing Trust, Inc.,
     9.50% - 2026(1)                                       4,560         119,415
BUILDING MATERIALS - 2.5%
LaFarge Corporation,
     6.375% - 2005                                       $50,000          48,250
Nortek, Inc., 8.875% - 2008                              $25,000          25,625
Vulcan Materials Company,
     5.75% - 2004                                       $100,000          97,625
                                                                       ---------
                                                                         171,500
CONSTRUCTION MACHINERY - 0.7%
AGCO Corporation,
8.50% - 2006                                             $25,000          23,562
Columbus McKinnon Corporation,
8.50% - 2008                                             $25,000          24,313
                                                                       ---------
                                                                          47,875

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (continued)

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER            MARKET
CORPORATE BONDS (continued)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER CYCLICAL - OTHER - 0.2%
American ECO Corporation,
     9.625% - 2008                                       $25,000       $  14,437
CONSUMER NONCYCLICAL - OTHER - 0.7%
AK Steel Corporation,
     7.875% - 2009                                       $25,000          24,188
California Steel Industries,
     8.50% -2009                                         $25,000          24,438
                                                                        --------
                                                                          48,626
ENERGY - OTHER - 0.4%
P&L Coal Holdings Corporation,
     8.875% - 2008                                       $25,000          25,062
ENERGY - REFINING - 2.4%
Vastar Resources, Inc.,
     8.75% - 2005                                       $150,000         162,750
FINANCIAL COMPANIES - 12.5%
American RE Capital,
     8.50% - 2025(1)                                      3,900           99,206
Associates Corporation, N.A.,
     7.55% - 2006                                      $100,000          103,750
CB Richard Ellis Service,
     8.875% - 2006                                      $25,000           24,875
General Electric Capital Corporation,
     8.625% - 2008                                     $100,000          112,375
Household Financial Corporation,
     8.00% - 2004                                      $150,000          158,063
International Lease Finance Corporation,
     8.25% - 2000                                      $150,000          152,219
Merill Lynch & Company
     7.375% - 2006                                     $100,000          103,000
Morgan Stanley Dean Witter Discover
     & Company, 6.875% - 2007                          $100,000           99,625
                                                                       ---------
                                                                         853,113
FINANCE - OTHER - 1.4%
EOP Operating Limited Partnership, REIT,
     6.625% - 2005                                     $100,000           96,250
FOOD - 2.8%
Archer-Daniels-Midland Company,
     8.875% - 2011                                     $100,000          115,250
Cargill Corporation,
     6.15% - 2008                                       $75,000           72,094
                                                                        --------
                                                                         187,344

                                                       PRINCIPAL         MARKET
CORPORATE BONDS (continued)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
GAMING - 3.4%
Boyd Gaming Corporation,
     9.25% - 2003                                       $25,000        $  25,438
Circus Circus Enterprise,
     9.25% - 2005                                        25,000           25,375
Harrah's Operating, Inc.,
     7.875% - 2005                                       25,000           24,187
MGM Grand, Inc.,
     6.95% - 2005                                        75,000           69,844
Mirage Resorts, Inc.,
     6.625% - 2005                                       65,000           61,831
Park Place Entertainment,
     7.875% - 2005                                       25,000           23,750
                                                                        --------
                                                                         230,425
HEALTH CARE - 0.4%
Tenet Healthcare,
     8.125% - 2008                                       25,000           24,062
HOME CONSTRUCTION - 0.4%
MDC Holdings,
     8.375% - 2008                                       12,000           11,640
Toll Corporation,
     7.75% - 2007                                        13,000           12,447
                                                                        --------
                                                                          24,087
INDEPENDENT ENERGY - 0.7%
Seagull Energy Corporation,
     8.625% - 2005                                       50,000           49,312
INSURANCE - 1.5%
Hartford Life, Inc.,
     7.10% - 2007                                       100,000          100,625
INSURANCE - LIFE - 1.4%
Chubb Corporation,
     6.15% - 2005                                       100,000           96,625
LODGING - 0.3%
HMH Properties,
     7.875% - 2008                                       25,000           22,937
MEDIA - CABLE - 2.4%
Adelphia Communications,
     8.375% - 2008                                       25,000           24,750
Century Communications,
     8.375% - 2007                                       25,000           24,437
Jones Intercable, Inc.,
     7.625% - 2008                                       25,000           25,937
Rogers Communications, Inc.,
     9.125% - 2006                                       25,000           25,438
Time Warner Entertainment
     Corporation, 10.15% - 2012                          50,000           61,625
                                                                        --------
                                                                         162,187

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (continued)

                                                       PRINCIPAL         MARKET
CORPORATE BONDS (continued)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
MEDIA - NON-CABLE - 3.4%
Big Flower Press Holdings, Inc.,
     8.875% - 2007                                      $25,000        $  23,688
Heritage Media Corporation,
     8.75% - 2006                                       100,000          107,000
K-III Communications Corporation,
     10.25% - 2004                                       75,000           75,187
USA Networks,
     6.75% - 2005                                        25,000           24,156
                                                                        --------
                                                                         230,031
METALS - 0.7%
Ameristeel Corporation,
     8.75% - 2008                                        25,000           24,875
WHX Corporation,
     10.50% - 2005                                       25,000           23,687
                                                                        --------
                                                                          48,562
PACKAGING - 0.4%
Ball Corporation,
     7.75% - 2006                                        25,000           24,812
RETAILERS - 5.2%
Lowe's Companies, Inc.,
     6.70% - 2007                                       100,000           99,375
Sears & Roebuck Company,
     6.41% - 2001                                       150,000          150,375
Zale Corporation,
     8.50% - 2007                                       100,000          102,125
                                                                       ---------
                                                                         351,875
SERVICES - 0.8%
Loewen Group International, Inc.,
     8.25% - 2003*                                       50,000           31,875
Protection One Alarm,
     7.375% - 2005                                       25,000           23,750
                                                                       ---------
                                                                          55,625
SUPERMARKETS - 1.4%
Safeway, Inc.,
     6.50% - 2008                                       100,000           96,625
TELECOMMUNICATIONS - 7.6%
AT&T Corporation,
     7.00% - 2005                                       100,000          100,875
Alestra SA,
     12.625% - 2009                                      25,000           23,688
Cable & Wireless Communication PLC,
     6.75% - 2008                                        50,000           48,187
Comcast Cellular Holdings, Inc.,
     9.50% - 2007                                        25,000           28,094
Mastec, Inc.,
     7.75% - 2008                                        25,000           24,469
MCI WorldCom, Inc.,
     6.40% - 2005                                       100,000           97,625
New Jersey Bell,
     6.625% - 2008                                      100,000           98,125
SBC Communications Capital
     Corporation, 6.625% - 2007                         100,000           99,125
                                                                       ---------
                                                                         520,188
TEXTILES - 0.3%
Westpoint Stevens, Inc.,
     7.875% - 2008                                      $25,000       $   24,188
TOBACCO- 1.3%
Dimon, Inc.,
     8.875% - 2006                                       50,000           45,688
Standard Commercial Tobacco
     Corporation, 8.875% - 2005                          50,000           41,000
                                                                       ---------
                                                                          86,688
TRANSPORTATION - OTHER - 0.4%
Allied Holdings, Inc.,
     8.625% - 2007                                       25,000           24,344
UTILITIES - ELECTRIC - 4.3%
CMS Energy Corporation,
     6.75% - 2004                                        25,000           23,781
Calpine Corporation,
     8.75% - 2007                                        25,000           25,125
Cinergy Global Resources,
     6.20% - 2008                                       100,000           94,750
Consolidated Edison Company,
     6.625% - 2002                                      150,000          151,125
                                                                       ---------
                                                                         294,781
UTILITIES - NATURAL GAS - 2.2%
MCN Investment Corporation,
     6.32% - 2003                                       150,000          147,938
YANKEE - CANADIAN - 1.4%
Quebecor Printing Capital,
     7.25% - 2007                                       100,000           97,875
YANKEE - CORPORATE - 4.4%
ABN AMRO Bank NV,
     7.55% - 2006                                       100,000          102,125
Den Danske Bank,
     7.40% - 2010                                       100,000          101,625
Panamerican Beverages, Inc.,
     8.125% - 2003                                      100,000           96,875
                                                                       ---------
                                                                         300,625
                                                                       ---------
Total corporate bonds - 83.0%                                          5,649,454

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (continued)

                                                       PRINCIPAL         MARKET
MORTGAGE BACKED SECURITIES                               AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 7.2%
Federal Home Loan Banks
  FHLB, 5.19% - 2003                                   $150,000       $  144,887
Federal Home Loan Mortgage Corporation,
  FHG #42 K,
    8.00% - 2024 CMO                                    114,271          117,901
  FHR #1311 J,
    7.50% - 2021 CMO                                    100,000           99,877
  FHR #1930 AB,
    7.50% - 2023 CMO                                     25,956           26,359
Federal National Mortgage Association,
  FNR #1992-143 J,
    7.00% - 2020 CMO                                        896              892
  FNMA, 5.45% - 2003                                    100,000           97,575
                                                                       ---------
                                                                         487,491
U.S. GOVERNMENT SECURITIES - 3.4%
Government National Mortgage Association,
  GNMA #369303,
    7.00% - 2023                                         68,771           68,208
  GNMA I #780454
    7.00% - 2026                                         92,267           91,142
  GNMA II #2445,
    8.00% - 2027                                         70,977           72,374
                                                                       ---------
                                                                         231,724
NON-AGENCY SECURITIES - 0.4%
Global Rated Eligible Asset Trust,
     7.45% - 2006                                        44,440           28,886
                                                                      ----------
Total mortgage backed securities - 11.0%                                 748,101

GOVERNMENT SECURITIES
---------------------
U.S. GOVERNMENT SECURITIES - 0.8%
U.S. Department of Housing and
  Urban Development,
     6.93% - 2013                                        50,000           49,846
CANADIAN GOVERNMENT SECURITIES - 2.4%
Province of Quebec,
     8.625% - 2005                                      150,000          164,063
                                                                      ----------
Total government securities - 3.2%                                       213,909
                                                                      ----------
Total investments - 97.2%                                              6,611,464
Cash and other assets, less liabilities - 2.8%                           192,665
                                                                      ----------
Total net assets - 100.0%                                             $6,804,129
                                                                      ==========

                              SECURITY INCOME FUND
                               HIGH YIELD SERIES

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER            MARKET
CORPORATE BONDS                                       OF SHARES          VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.2%
Burke Industries, Inc.,
     10.00% - 2007                                     $175,000       $  132,563
AUTOMOTIVE - 1.5%
Federal-Mogul Corporation,
     7.50% - 2009                                       $75,000           69,281
     7.875% - 2010                                     $100,000           93,750
                                                                        --------
                                                                         163,031
BANKING - 2.4%
BF Saul REIT,
     9.75% - 2008                                       $75,000           71,156
FCB/NC Capital Trust,
     8.05% - 2028                                       $50,000           47,375
Homeside, Inc.,
     11.25% - 2003                                     $125,000          143,437
                                                                        --------
                                                                         261,968
BEVERAGES - 1.0%
Delta Beverage Group,
     9.75% - 2003                                      $100,000          103,000
BROKERAGE - 1.0%
SI Financing Trust, Inc.,
     9.50% - 2026(1)                                      4,000          104,750
BUILDING MATERIALS - 4.0%
American Plumbing & Mechanical,
     Inc., 11.625% - 2008                              $200,000          192,500
Knoll, Inc.,
     10.875% - 2006                                    $100,000          110,125
Nortek, Inc.,
     8.875% - 2008                                     $125,000          128,125
                                                                        --------
                                                                         430,750
CONSTRUCTION MACHINERY - 3.6%
AGCO Corporation,
     8.50% - 2006                                      $100,000           94,250
Columbus McKinnon Corporation,
     8.50% - 2008                                      $125,000          121,562
Navistar International,
     8.00% - 2008                                       $75,000           77,625
Titan Wheel International, Inc.,
     8.75% - 2007                                      $100,000           95,625
                                                                        --------
                                                                         389,062
CONSUMER CYCLICAL - OTHER - 2.5%
American ECO Corporation,
     9.625% - 2008                                     $125,000           72,188
Musicland Group,
     9.00% - 2003                                      $200,000          199,250
                                                                        --------
                                                                         271,438
CONSUMER NONCYCLICAL - OTHER - 2.3%
AK Steel Corporation,
     7.875% - 2009                                      $75,000           72,563
California Steel Industries,
     8.50% - 2009                                      $175,000          171,062
                                                                        --------
                                                                         243,625

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                              SECURITY INCOME FUND
                          HIGH YIELD SERIES (continued)

                                                       PRINCIPAL         MARKET
CORPORATE BONDS                                          AMOUNT          VALUE
--------------------------------------------------------------------------------
ENERGY - INDEPENDENT - 1.4%
COHO Energy, Inc.,
     8.875% - 2007*                                    $150,000        $  79,125
Seagull Energy Corporation,
     8.625% - 2005                                       75,000           73,969
                                                                        --------
                                                                         153,094
ENERGY - OTHER - 0.7%
P & L Coal Holdings Corporation,
     8.875% - 2008                                       75,000           75,188
ENERGY - REFINING - 2.2%
Crown Central Petroleum,
     10.875% - 2005                                     140,000          127,050
Giant Industries, Inc.,
     9.00% - 2007                                       125,000          114,063
                                                                        --------
                                                                         241,113
ENTERTAINMENT - 0.7%
Premier Parks,
     9.75% - 2007                                        75,000           78,188
FINANCIAL COMPANIES - 1.6%
CB Richard Ellis Service,
     8.875% - 2006                                       75,000           74,625
Dollar Financial Group, Inc.,
     10.875% - 2006                                     100,000          102,375
                                                                        --------
                                                                         177,000
FOOD - 1.8%
Chiquita Brands International, Inc.,
     10.25% - 2006                                      100,000          101,500
Nash Finch Company,
     8.50% - 2008                                       100,000           90,000
                                                                        --------
                                                                         191,500
GAMING - 8.5%
Circus Circus Enterprise,
     6.75% - 2003                                       100,000           93,750
     9.25% - 2005                                        75,000           76,125
Harrahs Operating, Inc.,
     7.875% - 2005                                      150,000          145,125
Hollywood Park, Inc.,
     9.25% - 2007                                       100,000           98,750
Isle of Capri Casinos,
     8.75% - 2009                                       100,000           93,750
MGM Grand, Inc.,
     6.95% - 2005                                       125,000          116,406
Mirage Resorts, Inc.,
     6.625% - 2005                                      125,000          118,906
Park Place Entertainment,
     7.875% - 2005                                      175,000          166,250
                                                                        --------
                                                                         909,062
HEALTH CARE - 4.3%
Genesis Health Ventures,
     9.875% - 2009                                     $100,000        $  82,750
Multicare Companies, Inc.,
     9.00% - 2007                                        75,000           50,812
Packard Bioscience Company,
     9.375% - 2007                                       80,000           75,400
Prime Medical Services,
     8.75% - 2008                                        75,000           73,313
Rural/Metro,
     7.875% - 2008                                      100,000           90,500
Tenet Healthcare Corporation,
     8.125% - 2008                                      100,000           96,250
                                                                        --------
                                                                         469,025
HOME CONSTRUCTION - 4.3%
D.R. Horton, Inc.,
     8.375% - 2004                                       75,000           74,625
Oakwood Homes Corporation,
     8.125% - 2009                                      200,000          191,750
Standard Pacific Corporation,
     8.50% - 2009                                       150,000          147,750
Toll Corporation,
     7.75% - 2007                                        50,000           47,875
                                                                        --------
                                                                         462,000
INSURANCE - 0.7%
GENAMERICA Capital, Inc.,
     8.525% - 2027                                       75,000           71,250
LODGING - 3.3%
HMH Properties,
     7.875% - 2008                                      175,000          160,563
Vail Resorts Inc.,
     8.75% - 2009                                       200,000          195,500
                                                                         -------
                                                                         356,063
MEDIA - CABLE - 4.6%
Adelphia Communications Corporation,
     9.50% - 2004                                        17,356           18,158
     8.375% - 2008                                      100,000           99,000
Century Communications,
     9.50% - 2005                                       100,000          103,500
     8.375% - 2007                                       75,000           73,313
Diamond Holdings, PLC
     9.125% - 2008                                      100,000          100,250
Rogers Cablesystems, Ltd.
     9.625% - 2002                                      100,000          105,750
                                                                        --------
                                                                         499,971

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                              SECURITY INCOME FUND
                          HIGH YIELD SERIES (continued)

                                                       PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
MEDIA - NONCABLE - 4.1%
Allbritton Communications Company,
     9.75% - 2007                                       $75,000        $  75,750
Big Flower Press Holdings, Inc.,
     8.875% - 2007                                       75,000           71,063
Golden Books Publishing, Inc.,
     7.65% - 2002*                                      100,000           40,750
Heritage Media Corporation,
     8.75% - 2006                                       100,000          107,000
Hollinger International Publishing, Inc.,
     8.625% - 2005                                       25,000           25,312
K-III Communications Corporation,
     10.25% - 2004                                       50,000           50,125
USA Networks,
     6.75% - 2005                                        75,000           72,468
                                                                        --------
                                                                         442,468
METALS - 3.5%
Ameristeel Corporation,
     8.75% - 2008                                       100,000           99,500
Bulong Operations,
     12.50% - 2008                                       75,000           75,563
Simcala, Inc.,
     9.625% - 2006                                       75,000           54,937
Wheeling-Pittsburgh Corporation,
     9.25% - 2007                                       100,000           96,250
WHX Corporation,
     10.50% - 2005                                       50,000           47,375
                                                                        --------
                                                                         373,625
PACKAGING & CONTAINERS - 3.4%
Huntsman Packaging Corporation,
     9.125% - 2007                                      125,000          123,437
Indesco International, Inc.,
     9.75% - 2008                                       150,000           98,625
Plastic Containers, Inc.,
     10.0% - 2006                                       125,000          140,937
                                                                        --------
                                                                         362,999
RETAILERS - 3.7%
Ames Department Stores,
     10.0% - 2006                                       200,000          195,500
Jo-Ann Stores,
     10.375% - 2007                                     100,000           98,000
Zale Corporation,
     8.50% - 2007                                       100,000          102,125
                                                                        --------
                                                                         395,625
SERVICES - 2.4%
Loewen Group, Inc.,
     6.70% - 1999*                                      100,000           64,750
Protection One Alarm,
     7.375% - 2005                                      200,000          190,000
                                                                        --------
                                                                         254,750
TECHNOLOGY - 1.8%
AMKOR Technologies, Inc.,
     9.25 - 2006                                        200,000          194,250
TELECOMMUNICATIONS - 11.7%
ALESTRA SA,
     12.625% - 2009                                    $200,000        $ 189,500
Call-Net Enterprises, Inc.,
     9.375% - 2009                                      100,000           95,250
Loral Space & Communications,
     9.5% - 2006                                        200,000          174,500
Mcleodusa, Inc.,
     8.375% - 2008                                      150,000          140,250
MJD Communications, Inc.,
     9.50% - 2008                                       150,000          149,625
Pacific West Telecommunications, Inc.,
     13.5% - 2009                                       200,000          198,000
RCN Corporation,
     10.0% - 2007                                       225,000          226,688
Satelites Mexicanos, Inc., S.A.
     10.125% - 2004                                     100,000           79,750
                                                                      ----------
                                                                       1,253,563
TEXTILES - 0.7%
Westpoint Stevens, Inc.,
     7.875% - 2008                                      75,000            72,563
TOBACCO - 1.0%
Dimon, Inc.,
     8.875% - 2006                                      50,000            45,688
Standard Commerical Tobacco
     Corporation, 8.875% - 2005                         75,000            61,500
                                                                      ----------
                                                                         107,188
TRANSPORTATION - OTHER - 2.9%
Allied Holdings, Inc.,
     8.625% - 2007                                      75,000            73,031
Pegasus Aviation Lease Securitizations,
     5.878% - 2029                                     200,000           112,484
Teekay Shipping Corporation,
     8.32% - 2008                                      135,000           127,744
                                                                      ----------
                                                                         313,259
UTILITIES - ELECTRIC - 4.6%
AES Corporation,
     10.25% - 2006                                     100,000           102,250
Calpine Corporation,
     8.75% - 2007                                      125,000           125,625
East Coast Power LLC
     6.737% - 2008                                     100,000            97,125
     7.066% - 2012                                     100,000            94,625
Niagara Mohawk Power,
     7.75% - 2008                                       75,000            77,156
                                                                      ----------
                                                                         496,781
                                                                      ----------
Total corporate bonds - 93.4%                                         10,050,712


                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                              SECURITY INCOME FUND
                          HIGH YIELD SERIES (continued)

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER            MARKET
PREFERRED STOCKS                                      OF SHARES          VALUE
--------------------------------------------------------------------------------
BANKS AND CREDIT - 1.0%
California Federal Bank,
     9.125%                                              4,000       $   104,500
MEDIA - CABLE - 0.6%
CSC Holdings, Inc., 11.125%                                635            70,506
MEDIA - NONCABLE - 0.7%
Primedia, Inc., 10.00% - 2008                              700            71,750
                                                                      ----------
Total preferred stocks - 2.3%                                            246,756

COMMON STOCKS
-------------
BROADCAST MEDIA - 0.4%
Infinity Broadcasting Corporation                        1,500            44,625
REAL ESTATE INVESTMENT TRUST - 1.7%
Bedford Property Investors, Inc.,                        1,200            21,450
Centerpoint Properties Corporation                         575            21,059
Duke-Weeks Realty Corporation                              850            19,178
First Industrial Realty Trust, Inc.                        805            22,087
KIMCO Realty Corporation                                   500            19,563
Prentiss Properties Trust                                1,400            32,900
Prologis Trust                                             925            18,731
Reckson Associates Realty Corporation                      930            21,855
                                                                      ----------
                                                                         176,823
                                                                      ----------
        Total common stocks - 2.1%                                       221,448
                                                                      ----------
Total investments - 97.8%                                             10,518,916
Cash and other assets, less liabilities - 2.2%                           237,864
                                                                      ----------
Total net assets - 100.0%                                            $10,756,780
                                                                      ==========

                          SECURITY MUNICIPAL BOND FUND

                                                       PRINCIPAL         MARKET
MUNICIPAL BONDS                                         AMOUNT          VALUE
--------------------------------------------------------------------------------
CALIFORNIA - 11.2%
Los Angeles, California Wastewater
   System Revenue, 6.00% - 2014                     $1,100,000        $1,166,275
Los Angeles County, California Metro
   Authority, 5.625% - 2018                         $1,000,000         1,017,040
                                                                      ----------
                                                                       2,183,315
FLORIDA - 3.0%
Florida State Board of Education
   Capital Outlay, 5.00% - 2015                       $600,000           584,844

ILLINOIS - 10.8%
DuPage County, Illinois Stormwater
   Project Refunding, 5.60% - 2021                  $1,000,000        $1,029,120
Joliet, Illinois Regional Port District,
   Marine Terminal Revenue Exxon
   Project, 3.90% - 2024(2)                            100,000           100,000
Winnebago County, Illinois School
   District No. 122, 0% - 2014(3)                    2,155,000           978,327
                                                                      ----------
                                                                       2,107,447
MISSISSIPPI - 0.5%
Mississippi Power Company Project,
   3.55% - 20252                                       100,000           100,000
MISSOURI - 2.7%
Kansas City, Missouri Port Authority
   Riverfront Park, 5.75% - 2005                       500,000           521,790
NEVADA - 5.2%
Clark County, Nevada School District,
   Series A, 5.50% - 2016                            1,000,000         1,006,860
NEW JERSEY - 5.6%
North Brunswick Township, New Jersey
   Board of Education, 6.30% - 2013                  1,000,000         1,084,910
NEW YORK - 10.5%
Long Island Power Authority,
   New York Electric System, 5.125% - 2012             250,000           247,787
New York State Dorm Authority Revenue
   North Shore, 5.50% - 2012                         1,000,000         1,030,460
New York State Thruway Authority
   Highway & Bridge Trust Fund,
   Series B, 5.375% - 2011                             750,000           766,005
                                                                      ----------
                                                                       2,044,252
NORTH CAROLINA - 3.0%
Halifax County, North Carolina
   Industrial Facilities & Pollution
   Control Financing Authority, 3.70% - 2021(2)        575,000           575,000
OHIO - 3.2%
Ohio State Turnpike - Community
   Turnpike Revenue, Series A, 5.50% - 2016            600,000           619,158
PENNSYLVANIA - 5.3%
Delaware Valley, Pennsylvania
   Regional Financial Authority, 5.50% - 2028        1,000,000         1,023,440
RHODE ISLAND - 5.4%
Rhode Island State - General
   Obligation, 5.30% - 2008                          1,030,000         1,057,594

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                    SECURITY MUNICIPAL BOND FUND (continued)

                                                       PRINCIPAL         MARKET
MUNICIPAL BONDS (continued)                             AMOUNT          VALUE
--------------------------------------------------------------------------------
TEXAS - 13.3%
Houston, Texas - General Obligation,
   5.25% - 2011                                       $500,000        $  504,110
Houston, Texas Water & Sewer
   System Revenue, Series A,
   6.20% - 2020                                      1,000,000         1,090,920
University of Texas, University
   Financing System, Series B,
   4.80% - 2009                                      1,000,000           987,490
                                                                      ----------
                                                                       2,582,520
VIRGINIA - 1.0%
King George County, Virginia
   Industrial Development Authority
   Revenue, 3.70% - 2024(2)                            100,000           100,000
Waynesboro, Virginia Industrial
   Development Authority Revenue,
   3.60% - 2028(2)                                     100,000           100,000
                                                                      ----------
                                                                         200,000
WASHINGTON - 17.1%
Island County, Washington School
   District South Whidbey, 6.75% - 2007              1,000,000         1,129,270
King County, Washington Sewer
   Revenue, Series A, 6.25% - 2034                   1,000,000         1,088,260
Washington Public Power Supply
   System Revenue Nuclear Project #2,
   6.30% - 2012                                      1,000,000         1,097,060
                                                                      ----------
                                                                       3,314,590
WYOMING - 0.5%
Sublette County, Wyoming Pollution
   Control Revenue, 3.50% - 2017(2)                    100,000           100,000
                                                                      ----------
Total investments - 98.3%                                             19,105,720
Cash and other assets, less liabilities  - 1.7%                          330,371
                                                                      ----------
Total net assets - 100.0%                                            $19,436,091
                                                                      ==========

                               SECURITY CASH FUND

COMMERCIAL PAPER
----------------
BEVERAGES - 2.8%
Coca Cola Company,
   5.15%, 1-20-00                                      300,000       $   291,288
   5.25%, 2-7-00                                     1,400,000         1,354,879
                                                                      ----------
                                                                       1,646,167
BEVERAGES - ALCOHOLIC - 1.5%
Anheuser-Busch Companies, Inc.,
   4.90%, 7-22-99                                   $  900,000       $   897,428
BROKERAGE - 2.8%
Merrill Lynch & Company, Inc.,
   4.93%, 2-4-00                                       200,000           194,029
   5.00%, 2-8-00                                     1,500,000         1,453,750
                                                                      ----------
                                                                       1,647,779
BUSINESS SERVICES - 3.5%
General Electric Capital Corporation,
   4.80%, 7-2-99                                     1,000,000           999,867
   4.80%, 10-12-99                                   1,100,000         1,084,893
                                                                      ----------
                                                                       2,084,760
COMBINATION GAS & ELECTRIC - 5.7%
Baltimore Gas & Electric Company,
   5.20%, 7-22-99                                      500,000           498,483
Dayton Power & Light Company,
   4.90%, 7-6-99                                     1,700,000         1,698,843
Madison Gas & Electric Company
   4.90%, 7-12-99                                    1,200,000         1,198,203
                                                                      ----------
                                                                       3,395,529
ELECTRIC UTILITIES - 14.4%
Alabama Power Company,
   5.13%, 7-15-99                                    1,000,000           998,005
Allegheny Energy Inc.,
   4.82%, 8-3-99                                       450,000           442,032
   4.84%, 8-3-99                                     1,400,000         1,399,768
CLECO Corporation,
   4.88%, 7-7-99                                       500,000           499,593
   4.75%, 7-9-99                                       600,000           599,367
   4.81%, 8-3-99                                     1,200,000         1,194,709
Duke Energy Corporation,
   4.93%, 7-23-99                                    1,800,000         1,794,577
Georgia Power Company,
   4.86%, 7-16-99                                    1,700,000         1,696,558
                                                                      ----------
                                                                       8,624,609
ELECTRONICS - 1.0%
AVNET, Inc.,
   4.93%, 8-2-99                                       600,000           597,371
ENTERTAINMENT - 3.0%
Walt Disney Company,
   4.80%, 10-14-99                                     100,000            98,600
   4.75%, 11-16-99                                   1,700,000         1,669,046
                                                                     -----------
                                                                       1,767,646
FINANCIAL SERVICES - 2.2%
Toyota Motor Credit Corporation,
   5.055%, 7-26-99                                     600,000           597,933
   4.92%, 8-6-99                                       700,000           696,556
                                                                     -----------
                                                                       1,294,489

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                         SECURITY CASH FUND (continued)

                                                       PRINCIPAL         MARKET
COMMERCIAL PAPER (continued)                             AMOUNT          VALUE
--------------------------------------------------------------------------------
Food Processing - 4.1%
General Mills,
   4.90%, 11-19-99                                  $1,300,000        $1,275,051
McCormick & Company, Inc.,
   5.05%, 11-9-99                                    1,200,000         1,177,948
                                                                     -----------
                                                                       2,452,999
LEASING - 2.0%
International Lease Finance
Corporation,
   4.79%, 7-21-99                                      600,000           598,403
   4.77%, 7-28-99                                      600,000           597,854
                                                                     -----------
                                                                       1,196,257
NUCLEAR- 2.9%
Bayshore Fuel Company,
   4.86%, 7-29-99                                    1,741,000         1,734,419
PHOTOGRAPH/IMAGING - 2.9%
Eastman Kodak Company,
   4.80%, 7-13-99                                    1,250,000         1,248,000
   4.84%, 9-24-99                                      480,000           474,515
                                                                     -----------
                                                                       1,722,515
PUBLISHING - 1.2%
McGraw-Hill Company, Inc.,
   4.92%, 9-9-99                                       752,000           744,806
TELECOMMUNICATIONS - 2.8%
Bell Atlantic Network Funding
   Corporation, 4.83%, 7-8-99                        1,700,000         1,698,403
TOYS & SPORTING GOODS - 2.5%
Hasbro, Inc,.
   4.81%, 8-3-99                                       196,000           195,136
   4.86%, 8-9-99                                       170,000           169,105
   4.93%, 9-7-99                                       300,000           296,211
   4.94%, 9-7-99                                       850,000           843,064
                                                                     -----------
                                                                       1,503,516
                                                                     -----------
Total commercial paper - 55.3%                                        33,008,693

U.S. GOVERNMENT & AGENCIES
--------------------------
Federal Mortgage Corporation - 5.8%
   4.64%, 8-10-99                                    2,000,000         1,989,689
   5.05%, 10-27-99                                   1,500,000         1,475,171
                                                                     -----------
                                                                       3,464,860
Federal National Mortgage Association - 14.0%
   4.00%, 7-1-99                                     1,820,000         1,820,000
   4.74%, 9-17-99                                    3,700,000         3,662,001
   4.66%, 12-13-99                                   1,000,000           978,642
   4.86%, 4-12-00                                    2,000,000         1,922,780
                                                                     -----------
                                                                       8,383,423
Student Loan Mortgage Associations - 9.4%
   4.92%, 10-25-05(2)                               $1,808,704       $ 1,800,226
   5.15%, 10-28-06(2)                                1,000,000         1,000,000
   5.21%, 1-25-072                                   1,809,640         1,805,964
   5.33%, 4-25-082                                   1,000,000         1,000,000
                                                                     -----------
                                                                       5,606,190
Small Business Association Pools - 6.1%
   #501927, 6.00%, 2017(2)                           1,178,917         1,190,042
   #502398, 5.375%, 2018(2)                            363,071           364,432
   #503152, 5.375%, 2020(2)                            594,182           594,182
   #503265, 5.25%, 2021(2)                             499,242           497,994
   #503295, 5.25%, 2021(2)                             487,679           487,983
   #503303, 5.25%, 2021(2)                             523,341           523,668
                                                                     -----------
                                                                       3,658,301
                                                                     -----------
Total U.S. government & agencies - 35.3%                              21,112,774

MISCELLANEOUS ASSETS
--------------------
Funding Agreements - 8.4%
Security Life of Denver Insurance
   Company, 4.96%, 10-31-2001                        2,000,000         2,000,000
Travelers Insurance Company,
   4.95%, 8-21-2001                                  3,000,000         3,000,000
                                                                     -----------
Total miscellaneous assets - 8.4%                                      5,000,000
                                                                     -----------
Total investments - 99.0%                                             59,121,467
Cash and other assets, less liabilities - 1.0                            625,699
                                                                     -----------
Total net assets - 100.0%                                            $59,747,166
                                                                     ===========

The identified cost of investments owned at June 30, 1999, was the same for federal income tax and book purposes.

*Non-income producing.

(1)Trust Preferred Securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

(2)Variable rate security.

(3)Original issue discount bond, under terms of initial offering.

                            See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999
(Unaudited)

                                                                SECURITY INCOME FUND
                                             --------------------------------------------------------
                                                                U.S.        LIMITED          HIGH         SECURITY        SECURITY
                                              CORPORATE      GOVERNMENT     MATURITY         YIELD      MUNICIPAL BOND      CASH
                                             BOND SERIES       SERIES      BOND SERIES      SERIES           FUND           FUND
                                             ------------   ------------   -----------   ------------   --------------   -----------
ASSETS
Investments, at value (identified cost
 $55,648,721, $19,370,615, $6,798,137,
 $11,086,914, $18,802,322, and
 $59,121,467, respectively) ................ $ 54,276,858   $ 18,802,481   $ 6,611,464   $ 10,518,916   $   19,105,720   $59,121,467
Cash .......................................      933,278        571,702        84,416           --             48,626       296,394
Receivables:
 Fund shares sold ..........................          513            537           132            100            2,000       749,794
 Securities sold ...........................         --             --            --          205,061             --          94,674
 Interest ..................................      840,336        245,220       117,007        232,547          293,091       105,916
 Security Management Company ...............        6,986            240            67           --              1,640          --
Prepaid expenses ...........................       16,413         14,278        12,168          9,384           13,439        29,052
                                             ------------   ------------   -----------   ------------   --------------   -----------
   Total assets ............................   56,074,384     19,634,458     6,825,254     10,966,008       19,464,516    60,397,297
                                             ------------   ------------   -----------   ------------   --------------   -----------
LIABILITIES
 Payable for:
   Fund shares redeemed .................... $     63,630   $     12,524   $      --     $        463   $          284   $   359,976
   Dividends payable to shareholders .......         --             --            --             --               --         231,716
   Cash overdraft ..........................         --             --            --          166,789             --            --
   Other Liabilities:
   Management fees .........................       26,549           --            --             --              8,927        27,344
   Custodian fees ..........................        7,254            929           821            533             --           1,198
   Transfer and administration fees ........       12,655          6,865         2,293          2,055            2,521        13,173
   Professional fees .......................          430          1,226         1,990          3,765            1,817         2,407
   12b-1 distribution plan fees ............      122,237          8,046        15,535         34,171            5,678          --
   Miscellaneous fees ......................       11,767          5,140           486          1,452            9,198        14,317
                                             ------------   ------------   -----------   ------------   --------------   -----------
     Total liabilities .....................      244,522         34,730        21,125        209,228           28,425       650,133
                                             ------------   ------------   -----------   ------------   --------------   -----------
NET ASSETS ................................. $ 55,829,862   $ 19,599,728   $ 6,804,129   $ 10,756,780   $   19,436,091   $59,747,166
                                             ============   ============   ===========   ============   ==============   ===========
NET ASSETS CONSIST OF:
 Paid in capital ........................... $ 69,489,183   $ 21,060,008   $ 6,992,824   $ 11,240,261   $   20,093,289   $59,747,166
 Undistributed net investment income .......       48,837         11,806         3,900          1,844            6,151          --
 Accumulated undistributed net realized
  gain (loss) on sale of investments .......  (12,336,295)      (903,952)       (5,922)        82,673         (966,747)         --
 Net unrealized appreciation (depreciation)
  in value of investments ..................   (1,371,863)      (568,134)     (186,673)      (567,998)         303,398          --
                                             ------------   ------------   -----------   ------------   --------------   -----------
    Total net assets ....................... $ 55,829,862   $ 19,599,728   $ 6,804,129   $ 10,756,780   $   19,436,091   $59,747,166
                                             ============   ============   ===========   ============   ==============   ===========
CLASS "A" SHARES
  Capital shares outstanding ...............    6,871,986      2,969,313       550,666        440,593        1,798,563    59,747,166
  Net assets ............................... $ 46,268,529   $ 13,892,832   $ 5,454,900   $  6,418,224   $   17,651,798   $59,747,166
  Net asset value per share ................ $       6.73   $       4.68   $      9.91   $      14.57   $         9.81   $      1.00
                                             ============   ============   ===========   ============   ==============   ===========
  Offering price per share (net asset
    value divided by 95.25%) ............... $       7.07   $       4.91   $     10.40   $      15.30   $        10.30          --
                                             ============   ============   ===========   ============   ==============   ===========
CLASS "B" SHARES
  Capital shares outstanding ...............    1,410,888      1,223,169       136,635        298,596          181,545          --
  Net assets ............................... $  9,561,333   $  5,706,896   $ 1,349,229   $  4,338,556   $    1,784,293          --
  Net asset value per share ................ $       6.78   $       4.67   $      9.87   $      14.53   $         9.83          --
                                             ============   ============   ===========   ============   ==============   ===========

                            See accompanying notes.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended
June 30, 1999
(Unaudited)

                                                                    SECURITY INCOME FUND
                                                  ----------------------------------------------------
                                                                    U.S.         LIMITED       HIGH        SECURITY        SECURITY
                                                    CORPORATE    GOVERNMENT      MATURITY      YIELD     MUNICIPAL BOND     CASH
                                                   BOND SERIES     SERIES      BOND SERIES    SERIES         FUND           FUND
                                                   -----------   -----------   -----------   ---------   --------------   ----------
INVESTMENT INCOME:
  Dividends .....................................  $    24,437   $      --     $      --     $  10,647   $         --     $     --
  Interest ......................................    1,962,366       607,345       256,985     454,084          514,213    1,691,130
                                                   -----------   -----------   -----------   ---------   --------------   ----------
    Total investment income .....................    1,986,803       607,345       256,985     464,731          514,213    1,691,130

EXPENSES:
  Management fees ...............................      141,994        48,249        18,482      32,385           50,452      170,747
  Custodian fees ................................       10,069         1,893         1,796       1,168            1,762        4,083
  Transfer/maintenance fees .....................       59,217        31,669         3,433       7,023            5,627       65,232
  Administration fees ...........................       25,559         8,685         3,327       4,858            9,081       15,367
  Directors' fees ...............................        2,545         1,588           179         781            5,868        7,575
  Professional fees .............................        2,704         2,705         2,713       2,174            3,095        2,486
  Reports to shareholders .......................        4,763         2,885           132       1,303              701       11,568
  Registration fees .............................       13,292        10,935         9,540       9,246           12,338       21,529
  Other expenses ................................        1,508            39           157         217              744        1,191
  12b-1 distribution plan fees ..................       98,539        43,704        14,363      30,155           31,504         --
                                                   -----------   -----------   -----------   ---------   --------------   ----------
                                                       360,190       152,352        54,122      89,310          121,172      299,778
Less:  Earnings credits applied .................         --            --            --          --             (1,762)        --
  Reimbursement of expenses .....................      (22,451)      (48,489)      (19,053)    (32,385)         (11,769)        --
                                                   -----------   -----------   -----------   ---------   --------------   ----------
  Total expenses ................................      337,739       103,863        35,069      56,925          107,641      299,778
                                                   -----------   -----------   -----------   ---------   --------------   ----------
    Net investment income .......................    1,649,064       503,482       221,916     407,806          406,572    1,391,352

NET REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized loss during the period on
    investments .................................     (263,292)     (128,209)        1,870      82,446            7,834         --
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments .................................   (3,204,202)   (1,046,231)     (352,887)   (447,913)        (872,250)        --
                                                   -----------   -----------   -----------   ---------   --------------   ----------
      Net loss ..................................   (3,467,494)   (1,174,440)     (351,017)   (365,467)        (864,416)        --
                                                   -----------   -----------   -----------   ---------   --------------   ----------
        Net increase (decrease) in
          net assets resulting from
          operations ............................  ($1,818,430)  ($  670,958)  ($  129,101)  $  42,339   ($     457,844)  $1,391,352
                                                   ===========   ===========   ===========   =========   ==============   ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended
June 30, 1999
(Unaudited)

                                                             SECURITY INCOME FUND
                                            ---------------------------------------------------------
                                                               U.S.          LIMITED        HIGH          SECURITY       SECURITY
                                              CORPORATE     GOVERNMENT      MATURITY        YIELD      MUNICIPAL BOND      CASH
                                             BOND SERIES      SERIES       BOND SERIES      SERIES          FUND           FUND
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets
  from operations:

     Net investment income ...............  $  1,649,064   $    503,482   $    221,916   $    407,806   $    406,572   $  1,391,352
     Net realized gain (loss) ............      (263,292)      (128,209)         1,870         82,446          7,834           --
     Unrealized depreciation
       during the period .................    (3,204,202)    (1,046,231)      (352,887)      (447,913)      (872,250)          --
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Net increase (decrease) in net
         assets resulting from
         operations ......................    (1,818,430)      (670,958)      (129,101)        42,339       (457,844)     1,391,352

Distributions to shareholders from:

        Net investment income
          Class A ........................    (1,422,794)      (372,982)      (187,516)      (250,306)      (373,251)    (1,391,352)
          Class B ........................      (190,982)      (121,301)       (34,702)      (157,766)       (27,460)          --
        Net realized gain
          Class A ........................          --             --             --               74           --             --
          Class B ........................          --             --             --              (78)          --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
            Total distributions to
              shareholders ...............    (1,613,776)      (494,283)      (222,218)      (408,076)      (400,711)    (1,391,352)

Net increase (decrease) from
  capital share transactions .............    (1,774,247)     4,433,601       (563,890)     1,105,609        (84,476)    (2,080,417)
                                            ------------   ------------   ------------   ------------   ------------   ------------
            Total increase (decrease)
              in net assets ..............    (5,206,453)     3,268,360       (915,209)       739,872       (943,031)    (2,080,417)

Net assets:

  Beginning of period ....................    61,036,315     16,331,368      7,719,338     10,016,908     20,379,122     61,827,583
                                            ------------   ------------   ------------   ------------   ------------   ------------
  End of period ..........................  $ 55,829,862   $ 19,599,728   $  6,804,129   $ 10,756,780   $ 19,436,091   $ 59,747,166
                                            ============   ============   ============   ============   ============   ============
Undistributed net investment income
  at end of period .......................  $     48,837   $     11,806   $      3,900   $      1,844   $      6,151   $       --
                                            ============   ============   ============   ============   ============   ============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For The Year Ended
December 31, 1998

                                                             SECURITY INCOME FUND
                                            ---------------------------------------------------------
                                                               U.S.          LIMITED        HIGH          SECURITY       SECURITY
                                              CORPORATE     GOVERNMENT      MATURITY        YIELD      MUNICIPAL BOND      CASH
                                             BOND SERIES      SERIES       BOND SERIES      SERIES          FUND           FUND
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase in net assets from
  operations:

    Net investment income ................  $  3,695,117   $    658,917   $    429,269   $    708,111   $    942,113   $  3,076,998
    Net realized gain ....................     1,119,315        184,827         54,799        120,648        272,376           --
    Unrealized appreciation
      (depreciation) during the period ...      (339,170)       166,956         13,121       (394,063)       131,309           --
                                            ------------   ------------   ------------   ------------   ------------   ------------
      Net increase in net assets
        resulting from operations ........     4,475,262      1,010,700        497,189        434,696      1,345,798      3,076,998

Distributions to shareholders from:

    Net investment income
      Class A ............................    (3,295,442)      (558,165)      (369,492)      (421,676)      (895,549)    (3,076,998)
      Class B ............................      (392,086)      (101,909)       (59,672)      (284,325)       (49,226)          --
    Net realized gain
      Class A ............................          --             --             --          (69,754)          --             --
      Class B ............................          --             --             --          (50,663)          --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
        Total distributions to
          shareholders ...................    (3,687,528)      (660,074)      (429,164)      (826,418)      (944,775)    (3,076,998)

Net increase (decrease) from
  capital share transactions .............    (2,731,349)     7,238,155      1,107,139        797,165     (4,319,213)     4,386,798
                                            ------------   ------------   ------------   ------------   ------------   ------------
        Total increase (decrease)
          in net assets ..................    (1,943,615)     7,588,781      1,175,164        405,443     (3,918,190)     4,386,798

Net assets:

  Beginning of year ......................    62,979,930      8,742,587      6,544,174      9,611,465     24,297,312     57,440,785
                                            ------------   ------------   ------------   ------------   ------------   ------------
  End of year ............................  $ 61,036,315   $ 16,331,368   $  7,719,338   $ 10,016,908   $ 20,379,122   $ 61,827,583
                                            ============   ============   ============   ============   ============   ============
Undistributed net investment
  income at end of year ..................  $     13,549   $      2,607   $      4,202   $      2,110   $        290   $       --
                                            ------------   ------------   ------------   ------------   ------------   ------------

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CORPORATE BOND SERIES (CLASS A)

                                                                      FISCAL PERIOD ENDED DECEMBER 31
                                             -------------------------------------------------------------------------------------
                                             1999 (C)(G)     1998 (C)       1997(C)       1996(C)(E)     1995(C)(E)        1994
                                             ----------     ----------     ----------     ----------     ----------     ----------
Per Share Data
Net Asset Value Beginning of Period ......   $     7.14     $     7.05     $     6.87     $     7.39     $     6.68     $     7.81
Income from Investment Operations:
Net Investment Income ....................         0.20           0.43           0.45           0.47           0.47           0.49
Net Gain (Loss) on Securities
  (realized & unrealized) ................        (0.41)          0.09           0.19          (0.52)          0.71          (1.13)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Total from Investment Operations .........        (0.21)          0.52           0.64          (0.05)          1.18          (0.64)
Less Distributions
Dividends (from Net Investment Income) ...        (0.20)         (0.43)         (0.46)         (0.47)         (0.47)         (0.49)
Distributions (from Capital Gains) .......         --             --             --             --             --             --
                                             ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions ....................        (0.20)         (0.43)         (0.46)         (0.47)         (0.47)         (0.49)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Net Asset Value End of Period ............   $     6.73     $     7.14     $     7.05     $     6.87     $     7.39     $     6.68
                                             ==========     ==========     ==========     ==========     ==========     ==========
Total Return (a) .........................         (3.0%)          7.6%           9.7%          (0.5%)         18.2%          (8.3%)
Ratios/Supplemental Data
Net Assets End of Period (thousands) .....   $   46,269     $   53,055     $   56,487     $   73,360     $   93,701     $   90,593
Ratio of Expenses to Average Net Assets ..         1.10%          1.06%          1.07%          1.01%          1.02%          1.01%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..................         5.89%          6.01%          6.50%          6.54%          6.62%          6.91%
Portfolio Turnover Rate ..................           41%            64%           120%           292%           200%           204%

CORPORATE BOND SERIES (CLASS B)

                                                                       Fiscal Period Ended December 31
                                           ---------------------------------------------------------------------------------------
                                           1999 (b)(c)(g)   1998 (b)(c)    1997(b)(c)    1996(b)(c)(e)   1995(b)(c)(e)    1994(b)
                                           -------------    ----------     ----------    ------------    ------------   ----------
Per Share Data
Net Asset Value Beginning of Period ......   $     7.19     $     7.09     $     6.90     $     7.43     $     6.71     $     7.84
Income from Investment Operations:
Net Investment Income ....................         0.17           0.37           0.40           0.40           0.40           0.43
Net Gain (Loss) on Securities
  (realized & unrealized) ................        (0.40)          0.10           0.19          (0.52)          0.73          (1.13)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Total from Investment Operations .........        (0.23)          0.47           0.59          (0.12)          1.13          (0.70)
Less Distributions
Dividends (from Net Investment Income) ...        (0.18)         (0.37)         (0.40)         (0.41)         (0.41)         (0.43)
Distributions (from Capital Gains) .......         --             --             --             --             --             --
                                             ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions ....................        (0.18)         (0.37)         (0.40)         (0.41)         (0.41)         (0.43)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Net Asset Value End of Period ............   $     6.78     $     7.19     $     7.09     $     6.90     $     7.43     $     6.71
                                             ==========     ==========     ==========     ==========     ==========     ==========
Total Return(a) ..........................         (3.3%)          6.9%           8.7%          (1.4%)         17.3%          (9.0%)
Ratios/Supplemental Data
Net Assets End of Period (thousands) .....   $    9,561     $    7,982     $    6,493     $    7,303     $    5,743     $    3,878
Ratio of Expenses to Average Net Assets ..         1.80%          1.85%          1.85%          1.85%          1.85%          1.85%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..................         5.22%          5.18%          5.72%          5.70%          5.80%          6.08%
Portfolio Turnover Rate ..................           41%            64%           120%           292%           200%           204%

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

U.S. GOVERNMENT SERIES (CLASS A)

                                                                          Fiscal Period Ended December 31
                                               -----------------------------------------------------------------------------------
                                               1999 (b)(c)(g) 1998 (b)(c)    1997(b)(c)   1996(b)(c)(e)  1995(b)(c)(e)   1994(b)
                                               -------------  -----------    ----------   ------------   ------------   ----------
Per Share Data
Net Asset Value Beginning of Period ........   $     4.96     $     4.81     $     4.71    $     4.97    $     4.35     $     4.97
Income from Investment Operations:
Net Investment Income ......................         0.13           0.27           0.32          0.31          0.30           0.30
Net Gain (Loss) on Securities
  (realized & unrealized) ..................        (0.29)          0.16           0.10         (0.26)         0.62          (0.62)
                                               ----------     ----------     ----------    ----------    ----------     ----------
Total from Investment Operations ...........        (0.16)          0.43           0.42          0.05          0.92          (0.32)
Less Distributions
Dividends (from Net Investment Income) .....        (0.12)         (0.28)         (0.32)        (0.31)        (0.30)         (0.30)
Distributions (from Capital Gains) .........         --             --             --            --            --             --
                                               ----------     ----------     ----------    ----------    ----------     ----------
  Total Distributions ......................        (0.12)         (0.28)         (0.32)        (0.31)        (0.30)         (0.30)
                                               ----------     ----------     ----------    ----------    ----------     ----------
Net Asset Value End of Period ..............   $     4.68     $     4.96     $     4.81    $     4.71    $     4.97     $     4.35
                                               ==========     ==========     ==========    ==========    ==========     ==========
Total Return (a) ...........................         (3.2%)          9.1%           9.2%          1.3%         21.9%          (6.5%)
Ratios/Supplemental Data
Net Assets End of Period (thousands) .......   $   13,893     $   12,664     $    7,652    $    8,036    $   10,080     $    8,309
Ratio of Expenses to Average Net Assets ....         0.80%          0.93%          0.60%         0.65%         1.11%          1.10%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................         5.49%          5.62%          6.10%         6.44%         6.41%          6.47%
Portfolio Turnover Rate ....................           38%            78%            39%           75%           81%           220%


U.S. GOVERNMENT SERIES (CLASS B)

                                                                          Fiscal Period Ended December 31
                                               -----------------------------------------------------------------------------------
                                               1999 (b)(c)(g) 1998 (b)(c)    1997(b)(c)    1996(b)(c)(e) 1995(b)(c)(e)    1994(b)
                                               -------------  ----------     ----------    ------------  ------------   ----------
Per Share Data
Net Asset Value Beginning of Period ........   $     4.95     $     4.80     $     4.71    $     4.97    $     4.35     $     4.97
Income from Investment Operations:
Net Investment Income ......................         0.10           0.22           0.26          0.25          0.26           0.26
Net Gain (Loss) on Securities
  (realized & unrealized) ..................        (0.27)          0.16           0.10         (0.25)         0.63          (0.62)
                                               ----------     ----------     ----------    ----------    ----------     ----------
Total from Investment Operations ...........        (0.17)          0.38           0.36         (0.00)         0.89          (0.36)
Less Distributions
Dividends (from Net Investment Income) .....        (0.11)         (0.23)         (0.27)        (0.26)        (0.27)         (0.26)
Distributions (from Capital Gains) .........         --             --             --            --            --             --
                                               ----------     ----------     ----------    ----------    ----------     ----------
  Total Distributions ......................        (0.11)         (0.23)         (0.27)        (0.26)        (0.27)         (0.26)
                                               ----------     ----------     ----------    ----------    ----------     ----------
Net Asset Value End of Period ..............   $     4.67     $     4.95     $     4.80    $     4.71    $     4.97     $     4.35
                                               ==========     ==========     ==========    ==========    ==========     ==========
Total Return (a) ...........................         (3.6%)          8.0%           7.9%        (0.02%)        20.9%          (7.4%)
Ratios/Supplemental Data
Net Assets End of Period (thousands) .......   $    5,707     $    3,668     $    1,091    $      661    $      582     $      321
Ratio of Expenses to Average Net Assets ....         1.82%          1.85%          1.68%         1.86%         1.87%          1.85%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................         4.48%          4.66%          5.02%         5.23%         5.69%          5.76%
Portfolio Turnover Rate ....................           38%            78%            39%           75%           81%           220%

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

LIMITED MATURITY BOND SERIES (CLASS A)

                                                                    Fiscal Period Ended December 31
                                                    -------------------------------------------------------------------------------
                                                    1999 (b)(c)(g)  1998 (b)(c)(e)  1997(b)(c)(e)   1996(b)(c)(e)   1995(b)(c)(d)(e)
                                                    -------------   -------------   ------------    ------------    ---------------
Per Share Data
Net Asset Value Beginning of Period ............    $   10.40       $   10.30       $   10.14       $   10.66       $   10.00
Income from Investment Operations:
Net Investment Income ..........................         0.32            0.65            0.72            0.72            0.62
Net Gain (Loss) on Securities
  (realized & unrealized) ......................        (0.49)           0.10            0.16           (0.51)           0.65
                                                    ---------       ---------       ---------       ---------       ---------
Total from Investment Operations ...............        (0.17)           0.75            0.88            0.21            1.27
Less Distributions
Dividends (from Net Investment Income) .........        (0.32)          (0.65)          (0.72)          (0.72)          (0.61)
Distributions (from Capital Gains) .............         --              --              --              --              --
Return of Capital ..............................         --              --              --             (0.01)           --
                                                    ---------       ---------       ---------       ---------       ---------
  Total Distributions ..........................        (0.32)          (0.65)          (0.72)          (0.73)          (0.61)
                                                    ---------       ---------       ---------       ---------       ---------
Net Asset Value End of Period ..................    $    9.91       $   10.40       $   10.30       $   10.14       $   10.66
                                                    =========       =========       =========       =========       =========
Total Return (a) ...............................         (1.7%)           7.5%            9.0%            2.1%           13.0%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........    $   5,455       $   6,365       $   5,490       $   4,938       $   3,322
Ratio of Expenses to Average Net Assets ........         0.74%           0.87%           0.55%           0.90%           0.84%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ........................         6.21%           6.30%           7.10%           6.97%           5.97%
Portfolio Turnover Rate ........................           27%             58%             76%            105%              4%

LIMITED MATURITY BOND SERIES (CLASS B)

                                                                    Fiscal Period Ended December 31
                                                    -------------------------------------------------------------------------------
                                                    1999 (b)(c)(g)  1998 (b)(c)(e)  1997(b)(c)(e)   1996(b)(c)(e)   1995(b)(c)(d)(e)
                                                    -------------   -------------   ------------    ------------    ---------------
Per Share Data
Net Asset Value Beginning of Period ............    $   10.37       $   10.27       $   10.14       $   10.67       $   10.00
Income from Investment Operations:
  Net Investment Income ........................         0.26            0.53            0.61            0.63            0.53
  Net Gain (Loss) on Securities
    (realized & unrealized) ....................        (0.50)           0.11            0.14           (0.52)           0.66
                                                    ---------       ---------       ---------       ---------       ---------
  Total from Investment Operations .............        (0.24)           0.64            0.75            0.11            1.19
Less Distributions
Dividends (from Net Investment Income) .........        (0.26)          (0.54)          (0.62)          (0.63)          (0.52)
Distributions (from Capital Gains) .............         --              --              --              --              --
Return of Capital ..............................         --              --              --             (0.01)           --
                                                    ---------       ---------       ---------       ---------       ---------
Total Distributions ............................        (0.26)          (0.54)          (0.62)          (0.64)          (0.52)
                                                    ---------       ---------       ---------       ---------       ---------
Net Asset Value End of Period ..................    $    9.87       $   10.37       $   10.27       $   10.14       $   10.67
                                                    =========       =========       =========       =========       =========
Total Return (a) ...............................         (2.4%)           6.4%            7.7%            1.1%           12.2%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........    $   1,349       $   1,354       $   1,054       $     761       $     752
Ratio of Expenses to Average Net Assets ........         1.85%           1.89%           1.50%           1.88%           1.71%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ........................         5.11%           5.18%           6.15%           5.99%           5.12%
Portfolio Turnover Rate ........................           27%             58%             76%            105%              4%

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD SERIES (CLASS A)

                                                               FISCAL PERIOD ENDED DECEMBER 31
                                                         ------------------------------------------------------------------
                                                         1999 (B)(C)(G)    1998 (B)(C)       1997(B)(C)        1996(B)(C)(F)
                                                         -------------     ----------        ---------         ------------
Per Share Data
Net Asset Value Beginning of Period ..............       $   15.05         $   15.71         $   15.32         $   15.00
Income from Investment Operations:
Net Investment Income ............................            1.16              1.22              1.25              0.45
Net Gain (Loss) on Securities
  (realized & unrealized) ........................           (1.06)            (0.47)             0.60              0.32
                                                         ---------         ---------         ---------         ---------
     Total from Investment Operations ............            0.10              0.75              1.85              0.77
Less Distributions
Dividends (from Net Investment Income) ...........           (0.58)            (1.22)            (1.25)            (0.45)
Distributions (from Capital Gains) ...............            --               (0.19)            (0.21)
                                                         ---------         ---------         ---------         ---------
  Total Distributions ............................           (0.58)            (1.41)            (1.46)            (0.45)
                                                         ---------         ---------         ---------         ---------
Net Asset Value End of Period ....................       $   14.57         $   15.05         $   15.71         $   15.32
                                                         =========         =========         =========         =========
Total Return (a) .................................             0.7%              5.0%             12.6%              5.2%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .............       $   6,418         $   5,781         $   5,179         $   2,780
Ratio of Expenses to Average Net Assets ..........            0.71%             0.76%             0.87%             1.54%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..........................            7.90%             7.96%             8.14%             7.47%
Portfolio Turnover Rate ..........................              56%              103%               87%              168%

HIGH YIELD SERIES (CLASS B)

                                                                  Fiscal Period Ended December 31
                                                         ------------------------------------------------------------------
                                                         1999 (b)(c)(g)    1998 (b)(c)       1997(b)(c)        1996(b)(c)(f)
                                                         -------------     ----------        ---------         ------------
Per Share Data
Net Asset Value Beginning of Period ..............       $   15.02         $   15.68         $   15.32         $   15.00
Income from Investment Operations:
Net Investment Income ............................            1.04              1.10              1.10              0.41
Net Gain (Loss) on Securities
  (realized & unrealized) ........................           (1.00)            (0.47)             0.59              0.32
                                                         ---------         ---------         ---------         ---------
Total from Investment Operations .................            0.04              0.63              1.69              0.73
Less Distributions
Dividends (from Net Investment Income) ...........           (0.53)            (1.10)            (1.12)            (0.41)
Distributions (from Capital Gains) ...............            --               (0.19)            (0.21)             --
                                                         ---------         ---------         ---------         ---------
  Total Distributions ............................           (0.53)            (1.29)            (1.33)            (0.41)
                                                         ---------         ---------         ---------         ---------
Net Asset Value End of Period ....................       $   14.53         $   15.02         $   15.68         $   15.32
                                                         =========         =========         =========         =========
Total Return (a) .................................             0.2%              4.2%             11.5%              4.9%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .............       $   4,339         $   4,236         $   4,432         $   2,719
Ratio of Expenses to Average Net Assets ..........            1.54%             1.53%             1.80%             2.26%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..........................            7.06%             7.17%             7.21%             6.74%
Portfolio Turnover Rate ..........................              56%              103%               87%              168%

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY MUNICIPAL BOND FUND (CLASS A)

                                                                     Fiscal Period Ended December 31
                                          --------------------------------------------------------------------------------------
                                             1999           1998           1997           1996           1995           1994
                                         (b)(c)(e)(g)    (b)(c)(e)      (b)(c)(e)      (b)(c)(e)      (b)(c)(e)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Per Share Data
Net Asset Value Beginning of Period ...   $    10.24     $    10.08     $     9.72     $     9.94     $     9.05     $    10.37
Income from Investment Operations:
Net Investment Income .................         0.21           0.43           0.42           0.45           0.48           0.47
Net Gain (Loss) on Securities
  (realized & unrealized) .............        (0.44)          0.17           0.36          (0.21)          0.89          (1.32)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ......        (0.23)          0.60           0.78           0.24           1.37          (0.85)
Less Distributions
Dividends (from Net Investment Income)         (0.20)         (0.44)         (0.42)         (0.46)         (0.48)         (0.47)
Distributions (from Capital Gains) ....         --             --             --             --             --             --
                                          ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions .................        (0.20)         (0.44)         (0.42)         (0.46)         (0.48)         (0.47)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net Asset Value End of Period .........   $     9.81     $    10.24     $    10.08     $     9.72     $     9.94     $     9.05
                                          ==========     ==========     ==========     ==========     ==========     ==========
Total Return (a) ......................         (2.3%)          6.1%           8.3%           2.5%          15.5%          (8.3%)
Ratios/Supplemental Data
Net Assets End of Period (thousands) ..   $   17,652     $   19,012     $   21,953     $   23,304     $   25,026     $   24,092
Ratio of Expenses to Average Net Assets         1.02%          0.82%          0.82%          0.78%          0.86%          0.82%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...............         4.09%          4.23%          4.29%          4.67%          5.02%          4.74%
Portfolio Turnover Rate ...............          109%            94%            48%            54%           103%            88%

SECURITY MUNICIPAL BOND FUND (CLASS B)

                                                                     Fiscal Period Ended December 31
                                          -------------------------------------------------------------------------------------
                                             1999           1998           1997           1996           1995           1994
                                         (b)(c)(e)(g)    (b)(c)(e)      (b)(c)(e)      (b)(c)(e)      (b)(c)(e)          (b)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Per Share Data
Net Asset Value Beginning of Period ...   $    10.26     $    10.08     $     9.73     $     9.95     $     9.05     $    10.37
Income from Investment Operations:
Net Investment Income .................         0.17           0.31           0.29           0.33           0.37           0.35
Net Gain (Loss) on Securities
  (realized & unrealized) .............        (0.43)          0.17           0.37          (0.21)          0.90          (1.32)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ......        (0.26)          0.48           0.66           0.12           1.27          (0.97)
Less Distributions
Dividends (from Net Investment Income)         (0.17)         (0.30)         (0.31)         (0.34)         (0.37)         (0.35)
Distributions (from Capital Gains) ....         --             --             --             --             --             --
                                          ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions .................        (0.17)         (0.30)         (0.31)         (0.34)         (0.37)         (0.35)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net Asset Value End of Period .........   $     9.83     $    10.26     $    10.08     $     9.73     $     9.95     $     9.05
                                          ==========     ==========     ==========     ==========     ==========     ==========
Total Return (a) ......................         (2.6%)          4.8%           6.9%           1.2%          14.3%          (9.5%)
Ratios/Supplemental Data
Net Assets End of Period (thousands) ..   $    1,784     $    1,367     $    2,344     $    1,510     $    1,190     $      760
Ratio of Expenses to Average Net Assets         1.78%          2.01%          2.00%          2.01%          2.00%          2.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...............         3.34%          3.04%          3.11%          3.44%          3.90%          3.50%
Portfolio Turnover Rate ...............          109%            94%            48%            54%           103%            88%

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY CASH FUND

                                                                 Fiscal Period Ended December 31
                                         --------------------------------------------------------------------------------
                                            1999          1998          1997          1996          1995          1994
                                         (c)(e)(g)         (e)           (c)       (b)(c)(e)     (b)(c)(e)
                                         ----------    ----------    ----------    ----------    ----------    ----------
Per Share Data
Net Asset Value Beginning of Period ...  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
Income from Investment Operations:
Net Investment Income .................        0.02          0.05          0.05          0.05          0.05          0.03
Net Gain (Loss) on Securities
  (realized & unrealized) .............        --            --            --            --            --            --
                                         ----------    ----------    ----------    ----------    ----------    ----------
Total from Investment Operations ......        0.02          0.05          0.05          0.05          0.05          0.03
Less Distributions
Dividends (from Net Investment Income)        (0.02)        (0.05)        (0.05)        (0.05)        (0.05)        (0.03)
Distributions (from Capital Gains) ....        --            --            --            --            --            --
                                         ----------    ----------    ----------    ----------    ----------    ----------
  Total Distributions .................       (0.02)        (0.05)        (0.05)        (0.05)        (0.05)        (0.03)
                                         ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value End of Period .........  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                         ==========    ==========    ==========    ==========    ==========    ==========
Total Return (a) ......................         2.0%          4.7%          4.9%          4.6%          5.0%          3.4%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ..  $   59,747    $   61,828    $   57,441    $   45,331    $   38,158    $   58,102
Ratio of Expenses to Average Net Assets        0.88%         0.89%         0.90%         1.01%         1.00%         0.96%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...............        4.10%         4.60%         4.80%         4.47%         5.00%         3.24%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.
(b) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                                     1994    1995    1996    1997    1998    1999
                                                     -----   -----   -----   -----   -----   -----
        Corporate Bond Series ..........  Class B     2.00%   2.19%   2.05%   2.10%   2.32%   2.38%
        U.S. Government Series .........  Class A     1.20%   1.22%   1.17%   1.06%   1.43%   1.30%
                                          Class B     2.91%   3.70%   3.26%   2.14%   3.03%   2.33%
        Limited Maturity ...............  Class A       --    1.04%   1.40%   1.04%   1.38%   1.24%
          Bond Series ..................  Class B       --    2.12%   2.60%   1.99%   2.70%   2.43%
        High Yield Series ..............  Class A       --      --    2.11%   1.44%   1.36%   1.31%
                                          Class B       --      --    2.83%   2.37%   2.13%   2.14%
        Municipal Bond Fund ............  Class A       --    0.86%   0.78%   0.83%   0.82%   1.11%
                                          Class B     2.32%   2.45%   2.19%   2.00%   2.18%   2.22%
        Cash Fund ......................                --    1.04%   1.01%     --      --      --

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.
(d) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.
(e) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                                     1995     1996     1997     1998     1999
                                                     -----    -----    -----    -----    -----
        Corporate Bond Series ..........  Class A    1.02%    1.01%      --       --       --
                                          Class B    1.85%    1.85%      --       --       --
        U.S. Government Series .........  Class A    1.10%    0.64%      --       --       --
                                          Class B    1.85%    1.85%      --       --       --
        Limited Maturity ...............  Class A    0.81%    0.87%    0.51%    0.83%      --
          Bond Series ..................  Class B    1.65%    1.85%    1.46%    1.85%      --
        Municipal Bond Fund ............  Class A    0.85%    0.77%    0.83%    0.82%    1.01%
                                          Class B    2.00%    2.00%    2.00%    2.00%    1.76%
        Cash Fund ......................             1.00%    1.00%    1.00%    0.89%    0.88%

(f) Security High Yield Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(g) Unaudited figures for the six months ended June 30, 1999. Percentage amounts for the period, except total return, have been annualized.

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 1999

1. Significant accounting policies
Security Income Fund, Security Municipal Bond Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based on the net asset value of each series. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. The Funds began offering an additional class of shares ("B" shares) on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  A. Security valuation - Valuations of Income Funds' and Municipal Bond Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

  Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

  B. Options - The High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

  The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

  C. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premiums and discounts (except original issue discounts) on debt securities are not amortized, except Security Municipal Bond Fund which amortizes premiums.

  D. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

  E. Taxes - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

  F. Earnings Credits - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

  G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Management fees and other transactions with affiliates
   Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average daily net assets of each fund, except for the High Yield Series which fees are .60 of 1% of the average daily net assets of the Series. The Investment Manager pays Salomon Brothers Asset Management, Inc., an annual fee equal to .22% of the average daily net assets of Security Municipal Bond Fund for management services provided to the Fund. The investment advisory contract for Security Income Fund provides that the total annual expenses of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B distribution plan) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the six months ended June 30, 1999, SMC

--------------------------------------------------------------------------------
2. Management fees and other transactions with affiliates
(continued)

agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the High Yield Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series and the High Yield Series until December 31, 1999. The investment advisory contract for Municipal Bond Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, Rule 12b-1 fees, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.0% of the average net assets of the Fund as calculated on a daily basis. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1% of the average net assets of the Fund as calculated on a daily basis.

  The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

  As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09% of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Series, and Municipal Bond Fund and .045% of the average daily net assets of Cash Fund calculated daily and payable monthly.

  Income and Municipal Bond Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average daily net assets of Class B shares. Class A shares of Security Income Fund and Security Municipal Bond Fund incur 12b-1 distribution fees at an annual rate of
 .25% of the average daily net assets of each Series.

  Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Security Income and Municipal Bond Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges (CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the six months ended June 30,1999, in the amounts presented below:

                     CORPORATE     U.S.      LIMITED     HIGH       MUNICIPAL
                       BOND     GOVERNMENT   MATURITY    YIELD        BOND
                      SERIES     SERIES       SERIES     SERIES       FUND
                    ----------  ----------  ----------  ---------  -----------
SDI underwriting
     (Class A)       $ 1,236     $ 1,226     $    88     $ 1,282     $ 1,256
CDSC (Class B)       $ 4,302     $ 5,243     $   211     $ 1,686     $  ,720
Broker/Dealer
     (Class A)       $10,595     $ 6,561     $   477     $ 5,535     $ 5,132
Broker/Dealer
     (Class B)       $ 6,979     $10,987     $ 4,069     $34,369     $   856

Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. Federal income tax matters
   The amounts of unrealized appreciation (depreciation) as of June 30, 1999, were as follows:

                  Corporate        U.S.        Limited         High        Municipal
                     Bond       Government     Maturity       Yield          Bond
                    Series        Series        Series        Series         Fund
                  -----------   -----------   -----------   -----------   -----------
Gross unrealized
    appreciation  $   265,101   $   107,283   $    52,044   $   122,542   $   525,035
Gross unrealized
    depreciation   (1,636,964)     (675,417)     (238,717)     (690,540)     (221,637)
                  -----------   -----------   -----------   -----------   -----------
Net unrealized
    appreciation  ($1,371,863)  ($  568,134)  ($  186,673)  ($  567,998)  $   303,398
                  ===========   ===========   ===========   ===========   ===========

4. Investment Transactions
   Investment transactions for the six months ended June 30, 1999, (excluding overnight investments and short-term debt securities) were as follows:

                 Corporate         U.S.           Limited         High           Municipal
                   Bond         Government       Maturity         Yield            Bond
                  Series          Series          Series          Series           Fund
                -----------     ----------      ----------      ----------      -----------
Purchases       $11,449,578     $8,052,210      $1,552,050      $4,463,870      $10,988,338
Proceeds from
    sales       $13,793,263     $3,521,775        $967,329      $2,911,714      $11,057,410

5. Capital Share Transactions

The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:

                                                                                                             1999          1999
                             1999         1999         1999         1999          1999          1999       INCREASE      INCREASE
                            SHARES       AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT     (DECREASE)    (DECREASE)
                             SOLD         SOLD      REINVESTED   REINVESTED     REDEEMED      REDEEMED      SHARES        AMOUNT
                          ----------  ------------  ----------  ------------  -----------   ------------  ----------   ------------
Corporate Bond Series
  Class A Shares             730,833  $  5,085,233     160,883  $  1,112,353   (1,446,821)  ($10,007,457)   (555,105)  ($ 3,809,871)
  Class B Shares             719,815     5,038,669      24,130       167,012     (443,809)    (3,170,057)    300,136      2,035,624
                          ----------  ------------  ----------  ------------  -----------   ------------  ----------   ------------
     Total                 1,450,648  $ 10,123,902     185,013  $  1,279,365   (1,890,630)  ($13,177,514)   (254,969)  ($ 1,774,247)

U.S. Government Series
  Class A Shares             825,140  $  4,043,354      71,426  $    342,512     (481,370)  ($ 2,321,617)    415,196   $  2,064,249
  Class B Shares             702,893     3,431,257      24,028       114,817     (224,967)    (1,176,722)    481,954      2,369,352
                          ----------  ------------  ----------  ------------  -----------   ------------  ----------   ------------
     Total                 1,528,033  $  7,474,611      95,454  $    457,329     (726,337)  ($ 3,498,339)    897,150   $  4,433,601

Limited Maturity Bond
 Series
  Class A Shares              57,236  $    584,572      11,031  $    111,448     (129,572)  ($ 1,322,147)    (61,305)  ($   626,127)
  Class B Shares              25,531       261,321       3,434        34,649      (22,918)      (233,733)      6,047         62,237
                          ----------  ------------  ----------  ------------  -----------   ------------  ----------   ------------
     Total                    82,767  $    845,893      14,465  $    146,097     (152,490)  ($ 1,555,880)    (55,258)  ($   563,890)

High Yield Bond Series
  Class A Shares              74,617  $  1,119,658      16,109  $    239,411      (34,182)  ($   506,411)     56,544   $    852,658
  Class B Shares              37,190       559,163      10,121       150,114      (30,719)      (456,326)     16,592        252,951
                          ----------  ------------  ----------  ------------  -----------   ------------  ----------   ------------
     Total                   111,807  $  1,678,821      26,230  $    389,525      (64,901)  ($   962,737)     73,136   $  1,105,609

Municipal Bond Fund
  Class A Shares              69,281  $    706,344      24,230  $    245,013     (150,781)  ($ 1,528,036)    (57,270)  ($   576,679)
  Class B Shares              49,800       507,266       1,446        14,636       (2,887)       (29,699)     48,359        492,203
                          ----------  ------------  ----------  ------------  -----------   ------------  ----------   ------------
     Total                   119,081  $  1,213,610      25,676  $    259,649     (153,668)  ($ 1,557,735)     (8,911)  ($    84,476)

Cash Fund                 80,576,180  $ 80,576,180   1,229,325  $  1,229,325  (83,885,922)  ($83,885,922) (2,080,417)  ($ 2,080,417)


                                                                                                          1998            1998
                        1998          1998         1998         1998           1998          1998        INCREASE       INCREASE
                       SHARES        AMOUNT       SHARES       AMOUNT         SHARES        AMOUNT      (DECREASE)     (DECREASE)
                        SOLD          SOLD      REINVESTED   REINVESTED      REDEEMED      REDEEMED       SHARES         AMOUNT
                    -----------  -------------  ---------  -------------  ------------   -------------   ---------   -------------
Corporate Bond
 Series
  Class A Shares      1,328,007  $   9,456,996    346,774  $   2,451,335    (2,260,991)  ($ 16,052,921)   (586,210)  ($  4,144,590)
  Class B Shares        941,610      6,749,469     47,576        338,481      (794,135)     (5,674,709)    195,051       1,413,241
                    -----------  -------------  ---------  -------------  ------------   -------------   ---------   -------------
    Total             2,269,617  $  16,206,465    394,350  $   2,789,816    (3,055,126)  ($ 21,727,630)   (391,159)  ($  2,731,349)

U.S. Government
 Series
  Class A Shares      2,375,565  $  11,636,842    101,709  $     496,431    (1,513,349)  ($  7,406,532)    963,925   $   4,726,741
  Class B Shares      1,218,421      5,947,155     19,745         96,301      (724,045)     (3,532,042)    514,121       2,511,414
                    -----------  -------------  ---------  -------------  ------------   -------------   ---------   -------------
    Total             3,593,986  $  17,583,997    121,454  $     592,732    (2,237,394)  ($ 10,938,574)  1,478,046   $   7,238,155

Limited Maturity
 Bond Series
  Class A Shares         89,736  $     930,954     31,739  $     327,974       (42,567)  ($    441,561)     78,908   $     817,367
  Class B Shares         29,782        308,521      5,781         59,625        (7,583)        (78,374)     27,980         289,772
                    -----------  -------------  ---------  -------------  ------------   -------------   ---------   -------------
    Total               119,518  $   1,239,475     37,520  $     387,599       (50,150)  ($    519,935)    106,888   $   1,107,139

High Yield Bond
 Series
  Class A Shares         83,624  $   1,305,154     31,457  $     485,918       (60,714)  ($    958,823)     54,367   $     832,249
  Class B Shares         46,914        725,072     21,420        330,173       (68,989)     (1,090,329)       (655)        (35,084)
                    -----------  -------------  ---------  -------------  ------------   -------------   ---------   -------------
    Total               130,538  $   2,030,226     52,877  $     816,091      (129,703)  ($  2,049,152)     53,712   $     797,165

Municipal Bond
 Fund
  Class A Shares        119,141  $   1,206,819     53,431  $     541,785      (495,418)  ($  5,053,185)   (322,846)  ($  3,304,581)
  Class B Shares         22,491        228,767      2,480         25,166      (124,440)     (1,268,565)    (99,469)     (1,014,632)
                    -----------  -------------  ---------  -------------  ------------   -------------   ---------   -------------
    Total               141,632  $   1,435,586     55,911  $     566,951      (619,858)  ($  6,321,750)   (422,315)  ($  4,319,213)

Cash Fund           181,678,722  $ 181,678,722  2,862,953  $   2,862,953  (180,154,877)  ($180,154,877)  4,386,798   $   4,386,798

                                       37

THE SECURITY GROUP OF
MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund
        o       Equity Series
        o       Global Series
        o       Total Return Series
        o       Social Awareness Series
        o       Value Series
        o       Small Company Series
        o       Enhanced Index Series
        o       International Series
        o       Select 25 Series
Security Ultra Fund
Security Income Fund
        o       Corporate Bond Series
        o       U.S. Government Series
        o       Limited Maturity Bond Series
        o       High Yield Series
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.
SECURITY DISTRIBUTORS, INC.
700 SW Harrison St.
Topeka, KS  66636-0001



SECURITY FUNDS
OFFICERS AND DIRECTORS

Directors

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

Officers

John D. Cleland, President
James R. Schmank, Vice President
Steven M. Bowser, Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

Security
Funds

SI

June 30, 1999

o      Security Income
       Fund

       Corporate Bond
        Series

       U.S. Government
        Series

       Limited Maturity
        Bond Series

       High Yield Series

o      Security
       Municipal Bond
        Fund

o      Security Cash
        Fund

[Security Distributors Inc. logo]

SECURITY FUNDS

SEMI-ANNUAL
REPORT

June 30, 1999

o       Security Income
         Fund
        -       Corporate Bond
                 Series
        -       U.S. Government
                 Series
        -       Limited Maturity
                 Bond Series
        -       High Yield Series
o       Security
         Municipal Bond
         Fund
o       Security Cash
         Fund
[Security Distributors Inc. logo]